NORTHROP GRUMMAN

DEFINING THE FUTURE





February 13, 2003

Northrop Grumman Institutional Investor Conference

Gaston Kent
Vice President, Investor Relations

Safe Harbor Statement

Certain statements and assumptions in these materials contain or are based on "forward-looking" information and involve risks and uncertainties. Such "forward-looking" information includes, among other things, the impact of the TRW Inc. acquisition on revenues and earnings. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Northrop Grumman's control. These include Northrop Grumman's ability to successfully integrate its acquisitions including TRW, to realize the preliminary estimates for accounting conformance and purchase accounting valuations for TRW which will be finalized in the 2003 fourth quarter and which may materially vary from these estimates, to close its announced sale of the TRW automotive business, assumptions with respect to future revenues, expected program performance and cash flows, returns on pension plan assets, the outcome of contingencies including litigation, environmental remediation, divestitures of businesses, successful reduction of debt, successful negotiation of contracts with labor unions, timing and amounts of tax payments, and anticipated costs of capital investments. Northrop Grumman's operations are subject to various additional risks and uncertainties resulting from its position as a supplier, either directly or as subcontractor or team member, to the U.S. Government and its agencies as well as to foreign governments and agencies; actual outcomes are dependent upon factors, including, without limitation, Northrop Grumman's successful performance of internal plans; government customers' budgetary constraints; customer changes in short-range and long-range plans; domestic and international competition in both the defense and commercial areas; product performance; continued development and acceptance of new products; performance issues with key suppliers and subcontractors; government import and export policies; acquisition or termination of government contracts; the outcome of political and legal processes; legal, financial, and governmental risks related to international transactions and global needs for military aircraft, military and civilian electronic systems and support, information technology, naval vessels, space systems and related technologies, as well as other economic, political and technological risks and uncertainties and other risk factors set out in Northrop Grumman's filings from time to time with the Securities and Exchange Commission, including, without limitation, Northrop Grumman reports on Form 10-K and Form 10-Q and the company's recently filed amendments to Form S-4.

NORTHROP GRUMMAN
DEFINING THE FUTURE

Agenda

8:00	Welcome	Gaston Kent
8:05	Strategic Outlook	Kent Kresa
8:35	Budget Overview	Bob Helm
9:00	Operations Overview	Ron Sugar
9:30	Electronic Systems	Bob Iorizzo
10:00	Break	
10:15	Newport News	Tom Schievelbein
10:45	Ship Systems	Phil Dur
11:15	Information Technology	Herb Anderson
11:45	Lunch	
12:30	Mission Systems	Don Winter
1:00	Integrated Systems	Scott Seymour
1:30	Space Technology	Wes Bush
2:00	Financial Overview	Dick Waugh
2:30	Wrap-up & Final Q&A	

Video Presentation



NORTHROP GRUMMAN

DEFINING THE FUTURE

February 13, 2003

Strategic Overview

Institutional Investor Conference

Kent Kresa
Chairman & CEO

NORTHROP GRUMMAN

DEFINING THE FUTURE



Northrop Grumman = New Powerhouse

- **Sustainable growth in defense spending**
- **Best positioned portfolio**
- **Purest defense play**
- **Strong relationships with all DoD & Intelligence customers**
- **Strengthened system-of-systems integration capabilities**
- **Strong acquisition integration track record**
- **Solid financial performance & balance sheet**
- **Excellent, highly visible, double-digit growth prospects**



Focused on Growth in Shareholder Value

Our Persistent Strategy

- Build portfolio of technologies essential to system-of-systems, network-centric warfare across all platforms and services
- Aggressively pursue emerging opportunities
- Apply advanced technologies and human capital across the company
- Constantly improve program and financial performance


C4ISR Network

TRW Added the Last Major Building Block

Culmination of System-of-Systems Strategy


Sensor
Shooter
Information
Sensor -to- Shooter
System -of- Systems
Information Warfare
C4ISR

Undersea → Sea → Land → Air → Space → Cyberspace

NOC Can Now Effectively Compete at All Levels


Systems of Systems
Platforms
Sub Systems
Technology
Navy / Marines
Air Force
Army
Intelligence Community
Other Agencies

NOC Domain Knowledge Encompasses Entire Battlespace Across Entire Customer Base

NORTHROP GRUMMAN
DEFINING THE FUTURE

Strong Defense Outlook Benefits NOC



US DoD Procurement & RDT&E
$BN
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
1990
1993
1996
1999
2002
2005E
Appropriations
Outlays

- 6% - 8% CAGR (2002-2007E) in appropriations and outlays
- NOC positioned in high priority, faster growing sweet spots – C^4ISR, Space, NMD, Ships
- Homeland Security initiatives provide additional growth

Source: President's 2004 Submittal

Positioned to Capture Growth

NORTHROP GRUMMAN
DEFINING THE FUTURE

Strategy Set the Stage…


35
30
25
20
15
10
5
0
Sales $Billions
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003E
2004E
2005E

Positioned to Capture Transformational Growth

NOC Market Capitalization

December 1992 - December 2002


Market Cap ($MM)
$20,000
$16,000
$12,000
$8,000
$4,000
$0
Market Cap CAGR = 27%
Dec. 1992:
Mkt Cap $1.6B
Dec. 2002:
Mkt Cap $17.7B
Dec-92
Jun-93
Dec-93
Jun-94
Dec-94
Jun-95
Dec-95
Jun-96
Dec-96
Jun-97
Dec-97
Jun-98
Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02

Strategic Focus and Execution Produced Substantial Shareholder Value

2002 Accomplishments…

- Newport News sector "stand up"
- DD(X) win
  - Largest naval procurement in U.S. history
- Deepwater win
  - Establishes NOC as key Homeland Security contractor
- $500M in new Global Hawk contracts
- NSA "Trailblazer" win w/SAIC
- Immigration and Naturalization Service win
- CVN 21 Decision


65

2002 Accomplishments – TRW Acquisition…

- **Objectives**
  - **Space node completes system-of-systems transformation**
  - **Aligns NOC more closely with customer's vision of network-centric warfare**
  - **Strengthens missile defense capabilities**
  - **Adds new customers & technology leadership**
  - **Leverage TRW's leading technologies to win increasingly complex programs**



2002 Accomplishments…TRW Acquisition

- Negotiated sale of TRW Auto
- TRW acquisition closed 12/11/02
  - Two new sectors:
    - Mission Systems
    - Space Technology
- TRW 2002 wins
  - Space Tracking and Surveillance System
  - NPOESS
  - James Webb Space Telescope



NORTHROP GRUMMAN
DEFINING THE FUTURE



2002 – Another Record Year

Top Line Revenue Growth

- $17.2B
- 32% YoY growth
- All sectors met plan

Segment Operating Margin

- $1.3B
- 31% YoY growth
- Q3 charges moderated growth

EPS/EEPS

- EEPS $6.29 (share adjusted)
- Beat $6.10-$6.20 guidance
- EPS $5.85 (share adjusted)
- Beat $5.65-$5.75 guidance
- Converting to GAAP only

Cash from Operations

- $1.7B
- $1B available for debt paydown
- All sectors exceeded plan

NORTHROP GRUMMAN
DEFINING THE FUTURE

NOC Ideally Aligned with Future Defense Needs…

Core Competencies

- Large-Scale Integrated Systems
- Design and Manufacture of Sophisticated Electronic Sensor Systems
- Naval Shipbuilding & Propulsion Systems
- Air Vehicle Design / Systems Integration
- Stealth Technology
- Information Operations
- Navigation & Guidance Systems
- Space Systems
- Lasers

21st Century Defense Needs

GLOBAL FORCE PROJECTION / PRECISION STRIKE

SURVEILLANCE

TARGETING

SURVIVABILITY

INFORMATION WARFARE

MISSILE DEFENSE

HOMELAND SECURITY

Programs

Aircraft Carriers, Attack Subs, B-2, F/A-18, F-35, Destroyers, Amphibious Assault Ships, ICBM

Satellites, JSTARS, E-2C, Guardrail, AWACS, Hunter, Global Hawk

F-22, F-35, F-16, Longbow, B-1B, Air Defense Radars, LITENING

Electronic Warfare Aircraft, Radar and IR Jamming Systems

Intelligence, Infrastructure Protection, Information Assurance, Advanced EHF, Milstar, Deepwater

STSS, SBIRS High, Integrated ISR, Battle Management, Laser Weapons

NORTHROP GRUMMAN
DEFINING THE FUTURE



Leadership in Key Business Areas

	Electronic Systems	Information Technology	Mission Systems	Integrated Systems	Ship Systems/ Newport News	Space Technology
2003E Revenue	~$6.1B	~$4.7B	~$3.9B	~$3.7B	~$5.2B	~$2.5B

Electronic Systems
- Airborne Radars
- C^4ISR
- Electronic Warfare
- Navigation & Guidance
- Military Space
- Homeland Security

Information Technology
- C^4ISR
- Government IT Infrastructure
- Science & Technology
- Information Security/ Assurance
- Enterprise Solutions
- Homeland Security

Mission Systems
- Command, Control and Intelligence
- Digitized Battlefield
- ICBM Sys. Mgmt.
- Missile Defense BMC^3
- Defense/Civil Software Application Dev.
- Information Warfare
- Homeland Security

Integrated Systems
- Tactical Aircraft
- Long Range
- Unmanned
- Airborne Early Warning & Surveillance
- Air-to-ground Surveillance
- Airborne Jamming

Ship Systems/ Newport News
- Naval Systems Integrator
- Aircraft Carriers
- Attack Submarines
- Surface Combatants
- Amphibious Assault Ships
- Auxiliary Ships

Space Technology
- Intelligence, Surveillance, Reconnaissance
- Laser Weapons
- Military SATCOM
- Scientific Satellites
- Military Avionics
- Cutting-edge Micro-electronics

Today's Northrop Grumman

- System-of-systems network-centric warfare capable across all platforms & services
- DoD & government 90%+ of revenue
- Second largest defense contractor
- One of top three space & missile defense contractors
- Premier airborne radar & electronic warfare systems provider
- Largest federal government IT provider
- Largest military shipbuilder





Most Diversified and Balanced Portfolio in the Defense Industry

NORTHROP GRUMMAN
DEFINING THE FUTURE

Northrop Grumman = New Powerhouse

- Sustainable growth in defense spending
- Best positioned portfolio
- Purest defense play
- Strong relationships with all DoD & Intelligence customers
- Strengthened system-of-systems integration capabilities
- Strong acquisition integration track record
- Solid financial performance & balance sheet
- Excellent, highly visible, double-digit growth prospects



Focused on Growth in Shareholder Value



NORTHROP GRUMMAN

DEFINING THE FUTURE

February 13, 2003

Defense Budget Overview

Institutional Investor Conference

Robert W. Helm
Corporate Vice President
Government Relations

Overview of FY04 DoD Budget Request

- **The President's DoD budget request for FY04 is $379.9 billion**
- **Increase in defense spending by $15.3 billion over FY03**
- **Modernization program on track**
- **Initiates transformational spending**
- **$41 billion for Homeland Security spending**

Key Northrop Grumman FY04 Programs Fully Supported

Growth of the Department of Defense Budget
(RDT&E & Procurement, FY03 – FY07)


170
160
150
140
130
120
110
100
($ Billions)
FY03
FY04
FY05
FY06
FY07
Budget Authority
Budget Outlays
$127.7 B *
$112.7 B
$159.3 B
$141.4 B
5.3%
7.3%
3.0%
7.2%
7.7%
6.7%
4.4%
4.6%

* $3 billion for FY03 was reclassified from DoD to DoE

Source: DoD budget briefing, 31 Jan 03

Military Services Budgets Continue to Grow Through FY07


(Procurement & RDT&E)
($ Billions)
100
75
50
25
0
Air Force
$46.3 B
7.1%
9.3%
3.7%
3.4%
$58.1 B
Navy
$40.1 B
7.2%
6.0%
7.0%
7.8%
$52.7 B
Army
$20.0 B
-0.7%
3.6%
7.9%
8.1%
$24.0 B
FY03
FY04
FY05
FY06
FY07

Source: President's FY04 Budget Request

Total Military Spending from FY03 – FY07


(Procurement & RDT&E)
($ Billions)
300
200
100
0
$106.5 B
Army
$230.2 B
Navy
$264.4 B
Air Force

Source: President's FY 04 Budget Request

Procurement Budgets Continue to Grow...


$ Billion
56
49
42
35
28
21
14
7
0
2003
2004
2005
2006
2007
15.2%
12.4%
-12.7%
7.8%
Missile Defense Agency Growth
FY 2003-2007
23.8% Increase

Strongest Bi-Partisan Support Ever for Missile Defense

Source: MDA FY04 – 05 Biennial Budget Press Release

Procurement Budgets Continue to Grow...


$ Billion
56
49
42
35
28
21
14
7
0
2003
2004
2005
2006
2007
7.6%
6.4%
6.9%
11.2%
A/C Procurement, Navy
FY 2003-2007
45.7% Increase
Missile Defense Agency Growth
FY 2003-2007
29.9% Increase

Stable F-18 Funding and JSF Funding in Out Years

Source: President's FY04 Budget Request

Procurement Budgets Continue to Grow…


56
49
42
35
28
21
14
7
0
$ Billion
14.7%
3.1%
4.6%
16.3%
Ship/Navy Procurement
FY 2003-2007
56.7% Increase
A/C Procurement, Navy
FY 2003-2007
45.7% Increase
Missile Defense Agency Growth
FY 2003-2007
29.9% Increase
2003
2004
2005
2006
2007

CVN-21 Production, LHA(R) and 2 VA Class Submarines in FY 07

Source: President's FY04 Budget Request

Procurement Budgets Continue to Grow...


$54.0 B
56
49
42
35
28
21
14
7
0
$ Billion
6.6%
5.4%
8.8%
17.9%
A/C Procurement, USAF
FY 2003-2007
45.0% Increase
Ship/Navy Procurement
FY 2003-2007
56.7% Increase
A/C Procurement, Navy
FY 2003-2007
45.7% Increase
Missile Defense Agency Growth
FY 2003-2007
29.9% Increase
2003
2004
2005
2006
2007

F-22 Acquisitions Dominate Air Force Procurement Budget

Source: President's FY04 Budget Request

Navy Shipbuilding from FY03 – FY09


Total Shipbuilding: $79.3B
# of Ships
$ Billion
$6.1B
$9.1B
$8.2B
$9.5B
$14.0B
$14.0B
$18.4B
5
7
8
7
7
9
14
0
2
4
6
8
10
12
14
16
18
20
FY03
FY04
FY05
FY06
FY07
FY08
FY09

- New aircraft carrier (CVN-21) has been approved to begin construction in FY07
- 2 VA Class subs in FY07 – FY09
- LHA(R) in FY07
- LCS in FY05
- DD(X) in FY05

57 Total Ships Will Be Funded from FY03 – FY09

Navy Aircraft Funding

$ Million

	FY04	FY05	FY06	FY07	FY08	FY09
F-35	$2,171	$2,226	$744**	$1,293	$3,550	$5,496
Quantity			4	8	29	52
F/A-18E/F/G	$3,210	$3,104	$3,119	$3,299	$3,550	$3,339
Quantity	42	42	42	42	42	42
E-2C Hawkeye	$238	$252	$255	$221	$177	$733
Quantity	2	2	2	2	*	5
BAMS***	$25	$224	$299	$242	$205	$225
Fire Scout	$4	*	*	*	*	*
Navy UCAV	$57	$172	*	*	*	*

* DoD Data Not Yet Available
** Joint procurement dollars with Air Force, FY06 – FY09
*** Based on NOC projection data

Air Force Aircraft Funding

$ Million

	FY04	FY05	FY06	FY07	FY08	FY09
MC2C	$363	$550	*	*	*	*
Global Hawk	$253	$303	*	*	*	*
Quantity	4	4				
F-35	$2,194	$2,242	**	**	**	**
Quantity						
B-2 Upgrades	$260	$363	*	*	*	*
F-22	$5,170	$5,087	*	*	*	*
Quantity	22	24				

* DoD Data Not Yet Available

** Figures represented in previous Navy Aircraft Funding slide – Joint Air Force and Navy program

Other Northrop Grumman Programs Faired Well in FY04 DoD Budget
(RDT&E and Procurement)

Program	FY04 Funding
▪ Advanced Seal Delivery System (ASDS)	$64.3M
▪ Large Aircraft Infrared Countermeasure (LAIRCM)	$46.7M
▪ Apache Longbow	$762.5M
▪ Comanche	$1,079.0M
▪ High Energy Lasers	$83.1M

Northrop Grumman is a Major Contract Award Winner

(Based on FY 2002 Data including Legacy TRW)

- **#1** for Navy prime contract awards
- **#1** provider of Federal Government IT Services
- **#3** for Air Force prime contract awards
- **#5** for Army prime contract awards

Source: DoD News Release, January 23, 2003
Note: The numbers reflect the most current rankings available from DoD based on FY02 numbers.

NORTHROP GRUMMAN

DEFINING THE FUTURE



Northrop Grumman's Programs are Fully Funded

Prime Contractor		*Major Subcontractor*
DDG-51	LPD-17	F/A-18E (Boeing)
CVN 76 & 77	CVN 21	F-35 JSF (Lockheed/BAE)
DD(X)	LHD	VA Class Subs (Electric Boat)
Deepwater (JV)	B-2	AEHF
EA-6B	Global Hawk	F-22 Radar (JV with Raytheon)
E-2C	Joint STARS	TCS
ICBM	IT Programs	SBIRS High
IR Counter-Measures	Aerial Common Sensor	Restricted Programs
NPOESS	ASDS	
JWST	RTIP	
	STSS	
	Restricted Programs	

Defense Spending Driven by Threat Perceptions

- The rise of regional hegemons
- Proliferation of weapons of mass destruction and the necessity for ballistic missile defense
- Terrorism domestically and abroad

DoD Budget Should Have Long-Term Sustainability

OSD's Focus is on "Transformational" Capabilities

OSD Required Systems	Warfighting Capabilities	Northrop Grumman Solutions
Ballistic Missile Defense, Homeland Security, Cruise Missile Defense, Chem/Bio Defense	Protect Critical Bases of Operation	SBIRS High, Deepwater, DIRCM, STSS, SBR, MCAD
Persistent Surveillance, Long-Range Strike	Deny Enemy Sanctuary	B-2, UCAV, ICBM, LHD, CVN-21/LHA(R), VA Class Subs, LPD17/DD(X), LXX
Mine Countermeasures, Strategic Airlift / Sealift, Deployable Land Forces, Electronic Attack	Project Power in Denied Areas	ICAP III & F/A-18G, LPD-17/DD(X), Airborne Mine, Detection Device, VA Class Subs, ALQ-135, COBRA, LHA(R), CVN-21, ASDS, AQS 24, LHD
Information Assurance, Information Attack	Conduct Information Operations	Global Hawk, Advanced AOC, Trailblazer, Secure Wireless LAN, Restricted Programs, TCS, Advanced Hawkeye/RMP, AEHF
Precise, Real-Time Picture of Battlefield, Joint Command & Control	Leverage Information Technology	BAMS, SBR, E-2C, CVN-21, ISR Exploitation (C2/Intel), Advanced Hawkeye, Joint STARS / MC2A
Survivability of Space Systems, Denying Use of Space to, Adversary	Enhance Space Operations	Restricted Programs

Northrop Grumman is Well Positioned to Provide Solutions for the Homeland Security Department

HSD's Focus Areas	Homeland Security Structure	Northrop Grumman Solutions
US Coast Guard Immigration & Visa Services	Border & Transportation Security	Deepwater, THEL, UAVs, Global Hawk, IRCM, Fingerprint Identification, Fire Scout
FEMA Incident Management	Emergency Preparedness & Response	E-911 Emergency Response, GSA Safeguard Program
Science & Technology Agenda	Chemical, Biological, Radiological and Nuclear Countermeasures	Chemical Agent Detectors, Chem-Bio Vehicle, Postal Bio-Detection
Threat Analysis & Warning Critical Infrastructure Protection	Information Analysis and Infrastructure	Bio-detection System, Network Early Warning System

FY04 Budget for Homeland Security Department Totals $36.2 Billion

Source: Dept. of Homeland Security

NOC is Well Positioned in Other Program Areas

- Information Technology
- Intelligence Community
- NASA
- National Oceanic and Atmospheric Administration (NOAA)

Summary

- DoD budget maintains strong growth through the five-year defense plan
- Threat of regional hegemons and war on terrorism continues focus on defense preparedness
- Northrop Grumman positioned for double-digit growth



NORTHROP GRUMMAN

DEFINING THE FUTURE



February 13, 2003

Operations Overview

Institutional Investor Conference

Ronald D. Sugar
President & COO

Operations Overview

- Powerful Portfolio
- Operating Focus
- Cross-company Leverage
- Strong Management Team



NORTHROP GRUMMAN
DEFINING THE FUTURE



Northrop Grumman Business Portfolio
2003E Revenues ~ $25 - 26B

By Sector


Mission Systems 15%
Electronic Systems 23%
Space Technology 10%
Ships 20%
Integrated Systems 14%
Information Technology 18%

By Customer


U.S. Comm'l 6%
Other DoD 29%
Navy 30%
Int'l 8%
Army 7%
Air Force 20%

Double-Digit Growth


Double-digit CAGR
2005E:
~65% Firm
& Follow-on
Revenue $ Billions
35
30
25
20
15
10
5
0
2001A
2002A
2003E
2004E
2005E
ES
IT
IS
Ships
Mission Systems
Space Technology
Revenue Synergy

Positioned for Predictable Growth


Firm
Follow-on
New
$ Billions
35
30
25
20
15
10
5
0
Solid Pipeline
2002
2003E
2004E
2005E


Domestic
International
$ Billions
35
30
25
20
15
10
5
0
U.S. Focused Growth
2002
2003E
2004E
2005E


FFP
FPI
Cost Plus/Other
$ Billions
35
30
25
20
15
10
5
0
Balanced Risk Portfolio
2002
2003E
2004E
2005E


Production
Development
Support
$ Billions
35
30
25
20
15
10
5
0
Growing Base of Programs
2002
2003E
2004E
2005E



Best-Positioned Program Portfolio in the Industry

Production Programs

- Aircraft carriers
- DDG-51
- F-18
- Submarines
- B-2
- LHD
- Fire control radars
- Surveillance radars
- Apache Longbow
- ICBM
- Surveillance satellites

Growth Drivers

- F-35
- Global Hawk
- DD(X)
- Deepwater
- LPD
- International air defense
- Trailblazer
- Immigration Service
- SBIRS High
- STSS
- C^4ISR Networked Systems
- NPOESS
- Force XXI BCBB

Future Programs

- Advanced Hawkeye
- Space-Based Radar
- Littoral Combat Ship
- Navy UCAV
- NATO AGS
- International air defense
- Homeland Security
- Information operations
- Advanced laser weapons
- Major systems integration
- Advanced sensors

Pipeline Drives Growth in Sales and Profits

NORTHROP GRUMMAN
DEFINING THE FUTURE

Northrop Grumman's Strong National Presence



- Major Locations
- Corporate Headquarters

Largest Industrial Employer

Virginia	29,041
California	26,066
Maryland	11,270
Mississippi	11,233
Louisiana	6,899
Florida	4,112
New York	2,555
Illinois	2,317

- 120,000 Employees
- All 50 States
- 25 International Offices

NORTHROP GRUMMAN

DEFINING THE FUTURE



Major Programs & Markets

	Electronic Systems	Information Technology	Mission Systems	Integrated Systems	Ship Systems/ Newport News	Space Technology
2003E Revenue	~$6.1B	~$4.7B	~$3.9B	~$3.7B	~$5.2B	~$2.5B

Electronic Systems
- F-16
- F-22
- F-35
- AWACS
- MESA
- MP/RTIP
- Longbow
- Comanche
- LAIRCM
- Trailblazer
- SBIRS High
- STSS

Information Technology
- DoD
- INS
- GTN-21
- Deepwater
- DD(X)
- Intelligence Agencies
  - NSA
  - NRO
- Civil / Federal
- State / Local
- Commercial

Mission Systems
- ICBM
- Missile Defense BMC3
- JTRS
- Joint National Integration Center
- Treasury Communications
- Centers for Disease Control
- Force XXI BCBB

Integrated Systems
- F-18
- F-35
- MC2A
- MP/RTIP
- Advanced Hawkeye/RMP
- E-2C Hawkeye
- B-2 Upgrades
- JSTARS upgrades
- Global Hawk
- FOSJ / ICAPIII

Ship Systems/ Newport News
- CVN
- CVN(X)
- SSN
- DDG
- DD(X)
- Deepwater
- LHD
- LPD
- TAK/R
- Tankers

Space Technology
- Advanced EHF
- Restricted
- F-22 CNI
- F-35 CNI
- NPOESS
- JWST
- STSS

Program Priorities for 2002 – Report Card

Operating Focus

- ✓ F-35
- ✓ Global Hawk
- F-16 UAE
- ✓ F-22 Radar
- ✓ ICAP III
- ✓ SBIRS High
- ✓ MP-RTIP
- ✓ Wedgetail
- BAT P3I
- ✓ LPD 17
- Polar Tanker
- ✓ CVN 76

New Opportunities

- ✓ DD(X)
- ✓ Deepwater
- ✓ Joint STARS Follow-on
- ✓ International Electronics
- International IT
- ✓ Homeland Security







2002 Integration Report Card

- Litton
  - Complete
  - Targets achieved
  - Internal systems on schedule
- Aerojet
  - Complete
- Newport News
  - Complete
  - Sector stand-up March 2002
  - Internal systems on schedule


88

All Integration Activities are Complete

2003 Operating Priorities

- Operating excellence
- Outstanding financial performance
- TRW integration
- TRW Auto and Component Technologies sale



Execute and Integrate

Program Priorities for 2003

Operating Focus

- F-35
- Global Hawk
- Advanced Hawkeye
- F-16 UAE
- Wedgetail
- SBIRS High
- CNV 76/77/21
- LPD 17
- DDX
- Deepwater
- Polar Tanker
- NPOESS
- STSS
- JWST
- ICBM
- Trailblazer

New Opportunities

- Kinetic Energy Boost Phase Intercept
- Targets, Payloads and Countermeasures
- Information Warfare
- Infrared Countermeasures
- Classified space
- Joint-STARS follow-on (MC2A)
- Virginia-class follow-on
- Taiwan subs, destroyers, ATDL
- Littoral Combat Ship
- Homeland Security
- Watchkeeper

NORTHROP GRUMMAN
DEFINING THE FUTURE



Cross Sector Initiatives

	IS	ES	IT	SS	NN	MS	ST
• Taiwan ATDL	✔	✔	✔				
• UCAV-N	✔	✔			✔		
• DD(X)	✔	✔	✔	✔	✔		
• Littoral Combat Ship	✔	✔	✔	✔			
• Aerial Common Sensor	✔	✔	✔			✔	
• MC2A	✔	✔	✔			✔	
• KE Boost Phase Intercept	✔	✔	✔	✔		✔	✔
• Classified Satellites		✔				✔	✔
• Deepwater	✔			✔			
• F-35	✔	✔					✔
• Battlefield C^4ISR	✔	✔	✔			✔	✔
• Space-Based Radar		✔				✔	✔
• Watchkeeper	✔	✔	✔				

TRW Integration Plan

- Complete TRW Automotive sale
  - ✓ HSR approval
  - ✓ EU approval
  - – Expected close - Q1 2003
- Stand up two new NG sectors by April 2003
  - – Mission Systems ($3.9B 2003E)
  - – Space Technology ($2.5B 2003E)
- Transition corporate functions by Q4 2003

Integration is Straight Forward









Sector Standup Complete When…

- NOC management policies and procedures implemented by the sector management team
- Sectors meet NOC standards of financial, operational, legal and regulatory risk management
- NOC corporate office has visibility into sector financial and operational performance.
- All identified optimization opportunities, including synergies, are addressed
- Checklist of ~300 mandatory process steps

Operation and Conduct Aligned With The Northrop Grumman Business Model

Program Risk Management Process

Pre-Contract Phase

- Non-advocate review
- Independent cost evaluation
- Corporate office review

Contract Performance Phase

- Risk management baseline
- Company-wide Earned Value Management System
- Program management visibility at all levels
- Regularly scheduled executive reviews

Northrop Grumman Employs a Rigorous Review and Approval Process

Behaviors and Actions

- Live the company values
- Focus on operating excellence
- Act with speed
- Communicate openly
- Collaborate across the company

The Right Behavior Creates Shareholder Value

NORTHROP GRUMMAN
DEFINING THE FUTURE



Northrop Grumman Team:

OFFICE OF THE CHAIRMAN



Kent Kresa
CHAIRMAN AND CEO



Ron Sugar
PRESIDENT AND COO

SEVEN OPERATING SECTORS AND PRESIDENTS

Electronic Systems



Bob Iorizzo
PRESIDENT

Information Technology



Herb Anderson
PRESIDENT

Mission Systems



Don Winter
PRESIDENT

Integrated Systems



Scott Seymour
PRESIDENT

Newport News



Tom Schievelbein
PRESIDENT

Ship Systems



Phil Dur
PRESIDENT

Space Technology



Wes Bush
PRESIDENT

- Very experienced incumbents
- Deep bench for the future
- Management compensation aligned with value creation





NORTHROP GRUMMAN DEFINING THE FUTURE

Electronic Systems

February 13, 2003

Electronic Systems Overview

Institutional Investor Conference

Bob Iorizzo
President
Electronic Systems

NORTHROP GRUMMAN
Electronic Systems



Electronic Systems ... A Stronger Sector

$ 2.3B 1996
- NOC buys Westinghouse ES

$ 2.7B 1999
- California Microwave & Navia acquisitions
- Defensive Systems realigned with ES Sector

$ 2.9B 2000
- Comptek Research acquisition

$ 4.7B 2001
- Litton, Aerojet and Solystic acquisitions add $ 1.7B to ES Sector sales

$ 5.3B 2002
- EDD / Ruggedized Displays divestiture
- Gov't Systems Division Formed

$ 6.1B 2003E
- Dramatic portfolio expansion





Electronic Systems ...
From Underseas to Outerspace



- ~$6.1B - 2003E Sales
- 24,000 Employees
- 51 Major Operating Locations
- 19 International Offices
- 34% International
- Over 200 Key Programs
- More than 12,000 Active Contracts

$6B Backlog Across Product Base

NORTHROP GRUMMAN
Electronic Systems



Proven Leader in Defense Electronics

Systems Development
Incubator for the Future



Combat Avionics
F-16, F-22, F-35



Airborne Surveillance
AWACS E-3A, Wedgetail,
Joint STARS, MP-RTIP



Infrared Countermeasures
C-17, C-130, MH-53



Land Combat Systems
Apache Longbow, Comanche,
BAT P³I





Navigation Systems
Civil Airlines,
C-17, F-18, Comanche & Other Helos



Undersea Systems
Trident, Virginia, SSGN,
ASDS, UUVs



Ship Systems
Carriers, LHD-8,
CG-47, DDG-51 and LPD-17



Space
STSS, SBIRS High, NMD, DSP



Command & Control
Airspace Management,
Tactical Exploitation System

Electronic Systems Leadership


Functional Support
President
Bob Iorizzo
International Operations & Marketing
Lloyd Carpenter
Business Operations
TW Scott
Engineering & Manufacturing
Wayne Snodgrass
Defensive Sys.
John Chino
C4ISR & Naval Sys.
Geo. Perkins
Aerospace Sys.
Jim Pitts
SD&T
Taylor Lawrence
Navigation Sys.
Bill Allison
Space Sensor Sys.
Carl Fischer
Logistics Sys.
John Mesarrore
Government Sys.
Suzanne Jenniches
Shared Services
CFO & Business Management
Wylie Smith
Human Resources & Administration
Jim Cassady
Procurement & Mat'l Management
Katie Gray
Analysis & Planning
Chip Pickett

Operational Excellence Through Collaboration

Profitable Growth… CAGR ~10%


8
6
4
2
0
$ Sales
Other
Space Sensor Systems
Navigation Systems
C4ISR & Naval Systems
Defensive Systems
Aerospace Systems
2002
2003E
2004E
2005E

Note: 2002 & CAGR adjusted for EDD & San Diego Divestiture

NORTHROP GRUMMAN
Electronic Systems

Sales Mix


Firm
Follow-on
New
$ Billions
8
6
4
2
0
2002
2003E
2004E
2005E
Domestic
International
$ Billions
8
6
4
2
0
2002
2003E
2004E
2005E
FFP
FPI
Cost Plus/Other
$ Billions
8
6
4
2
0
2002
2003E
2004E
2005E
Production
Development
Support
$ Billions
8
6
4
2
0
2002
2003E
2004E
2005E

Strategic Actions

- Customer satisfaction (presently 94% blue / green)
- Preserve lead position in key markets
- Strongly participate in missile defense & homeland security
- Transition development programs to production
- Double digit profitability
- Manage the portfolio (43 businesses)
- Support the new Northrop Grumman

Double-Digit Growth & Profitability



Systems Development & Technology


0.4
0.3
0.2
0.1
0.0
Sales ($B)
Missions
Technology
2002
2003E
2004E
2005E

`02 Win Rate . . . 80%

- Intelligence, Surveillance & Reconnaissance
- Strike and Combat
- Electronic Warfare
- C^4 and Cyberspace
- Homeland Security



Securing Our Future

NORTHROP GRUMMAN
Electronic Systems



Aerospace Systems



CAGR = 7 - 8%
Sales ($B)
2.0
1.5
1.0
0.5
0.0
2002
2003E
2004E
2005E
Airborne Surveillance
Land Combat
Combat Avionics



Key Programs

- F-16
- F-22
- F-35
- AWACS
- Wedgetail
- JSTARS
- MP-RTIP
- Longbow
- Comanche
- Classified

Strong Heritage . . . Bright Future

F-16 Block 60 Program Update



- Program on track
- Financial reserve holding
- 1st EMD radar system delivered Jan '03
- 1st EMD EO system scheduled for delivery 1st Qtr '03
- 1st EMD EW system scheduled for delivery 4th Qtr '03
- Flight test (ABR & EO) 1st Qtr '03

Customer Satisfaction High



Defensive Systems


Sales ($B)
1.2
0.9
0.6
0.3
0.0
CAGR = 11 - 12%
Laser
ATE
EO/IR Target
EO/IR CM
Electronic Warfare
2002
2003E
2004E
2005E



Key Programs

- MH-53 IRCM
- LAIRCM
- F-35 EW
- LITENING
- Laser Systems
- ICAP III
- ALQ-135
- ALQ-131

Proven Defense

Note: 2002 & CAGR adjusted for EDD Divestiture

C^4ISR & Naval Systems


CAGR = 16 - 17%
Sales ($B)
2.5
2.0
1.5
1.0
0.5
0.0
2002
2003E
2004E
2005E
Other
C4ISRT
Sperry
Marine
Oceanic
AMS



Key Programs

- Int'l Air Defense
- ASDS
- TES / NFN
- Virginia Class Sub
- Trident / SSGN
- CVN-77 / CVN-21
- Ship Mgmt Systems
- DD(X)
- C^4ISR Networks
- DDG

Strong Competitor

Navigation Systems


CAGR = 2 - 4%
Sales ($B)
1.0
0.8
0.6
0.4
0.2
0.0
International
Computers & Displays
Navigation Systems
2002
2003E
2004E
2005E



Key Programs

- SBIRS
- Civil Aviation
- Eurofighter
- Helicopter Cockpits
- Identify Friend or Foe

Proven Military & Commercial Solutions

Note: 2002 & CAGR adjusted for San Diego Divestiture

Space Sensor Systems


0.8
0.6
0.4
0.2
0
Sales ($B)
CAGR = 18 - 19%
Processing
Remote Sensing
SBIRS Payload/SEIT
2002
2003E
2004E
2005E



Key Programs

- Space Tracking & Surveillance System (STSS)
- SBIRS High
- Defense Meteorological Satellite Program
- NPOESS Weather Satellite
- Classified Payloads

Payloads of the Future



Government Systems


CAGR = 13 - 14%
Sales ($B)
0.8
0.6
0.4
0.2
0
HLS
Comms
Postal
2002
2003E
2004E
2005E



Key Programs

- Advanced Flats Sorting
- International Mail Sorting Centers
- Bio-Detection Systems
- Voice / Data Switching
- Ground-to-Air Comms
- Secure Comms
- Homeland Security (HLS)

Automation & Communications for the Future

A Diverse and Broad Portfolio


Other
12%
Army
14%
Navy
19%
Air Force
21%
Int'l
34%

2002 - $ 5.3B


Other
13%
Army
12%
Navy
19%
Air Force
23%
Int'l
33%

2003E - $ 6.1B


Other
16%
Army
11%
Navy
20%
Air Force
22%
Int'l
31%

2005E - $ 7.2B

$6B in 2002 Acquisitions

- Trailblazer
- Int'l Air Defense
- STSS
- TES / NFN
- Aerial Common Sensor
- USPS Bio-Detection Demo
- Other Classified
- LITENING ER
- Solystic Material Handling
- F-15K ALQ-135


TRAILBLAZER
Intelligence for a New Century

Pipeline Remains Healthy

In Production
- F-22 Radar
- F-16 V-9
- AWACS RSIP
- Joint STARS Radar
- Longbow
- DIRCM / LAIRCM
- TES
- Base BAT
- Virginia Class Sub
- ASDS
- SPQ-9B
- Blue Storm
- MH-53 IRCM
- MH-60



In Development
- F-35
- CVNX
- STSS
- SBIRS High
- BAT P^3I Seeker
- F-16 Block 60
- Wedgetail
- MP-RTIP
- Comanche
- E-2C RMP
- Trailblazer
- LSI 2000
- SSGN MAC Launcher
- Classified



Key Opportunities
- 737 AEW&C (Turkey)
- Aerial Common Sensor
- IRCM P^3I
- Homeland Defense
- BMDS - Boost Phase
- DD(X)
- BMC^4I
- Common Missile
- BAMS
- SBR
- Bio-Detection
- Deepwater
- EMALS
- Classified



A Solid Financial Future


10
9
8
7
6
5
4
3
2
1
0
Sales $B
12
10
8
6
4
2
0
Margin Rate % of Sales
2002
2003E
2004E
2005E
Margin Rate Range


NORTHROP GRUMMAN
Electronic Systems

A Growing Base …



- $6B in backlog across product base
- Right products on the right platforms
- Litton and Aerojet integrations complete
- Focused on operational execution to increase profit
- Well positioned for DoD budget trends

… and an Expanding Future



NORTHROP GRUMMAN DEFINING THE FUTURE

Newport News

February 13, 2003

Newport News Overview

Institutional Investor Conference

Tom Schievelbein
President
Newport News



Newport News Overview

- Sole designer, builder and refueler of Navy aircraft carriers
- One of two companies that build nuclear submarines
- Leading provider of engineering and design services
- Growing fleet maintenance business
- Over 18,000 employees; 4,500 engineers and designers







NORTHROP GRUMMAN
Newport News

A Strong Management Team



President
Tom Schievelbein
Operations
John Shephard, SVP
Business and Technology Development
Irwin Edenzon, VP
Waterfront Nuclear Engineering and Test
Rolf Bartschi, Dir.
Quality and Technical Services
Bob Hardison, Dr.
Continental Maritime
Dave McQueary, Pres.
Aircraft Carrier Program
Bob Gunter, SVP
CVN 77 Program
Scott Stabler, VP
Ship Repair Program
Becky Stewart, Dir
CVN 21 Program
Matt Mulherin, VP
Submarine Program
Don Check, VP
Human Resources Administration and Trades
Mike Petters, VP
Strategic Planning and Integration
Dan Arczynski, VP
Business Management and Chief Financial Officer
Linda Leukhardt, VP
Contracts
Ron Ward, VP
Communications
Jerri Dickseski, Dir.
Chief Information Officer
Leni Kaufman, CIO
Sector Counsel
Bill Mitchell, VP
Internal Audit
Garth Wallis, Mgr.

2002 Highlights

- Record year for sales, cash flow, environmental compliance and safety
- Sector stand-up and integration complete
- Cross-sector synergy opportunities emerging
- Cost savings initiatives ahead of plan



Strategic Wins: CVN 21

- Reaffirmed Navy and DoD commitment to large deck, nuclear powered aircraft carriers
- $4.5 billion engineering and $7 billion ship construction estimate
- Ship delivers 2014
- First new aircraft carrier class in 40 years



CVN 21 Illustration

Strategic Wins: CVN 21

- Major transformational technologies
  - Improved nuclear plant
  - Improved sortie rate
  - Improved weapons handling
  - Reduced manning
  - Additional electric power for new transformational weapons



CVN 21 Illustration

Strategic Wins: *Virginia*-class Submarine

- DoD/Navy decisions
  - Fully fund the next flight of submarines
  - Authorize multiyear procurement
  - Increase submarine construction to two per year beginning in 2007



Virginia (SSN-774) Bow Section



Navy SCN Budget Supports Newport News Programs

($ Millions)	2003*	2004*
CVN 21	484	1,187
Virginia-Class	2,427	2,787
CVN Refueling	217	368
SSGN	996	1,167
SSN Refueling	490	164
Total Nuclear Shipbuilding	4,614	5,673
Non-Nuclear / Other	4,459	5,766
Total SCN	9,073	11,439

Blue = Newport News Programs
* Navy February 2003 P-1 Budget Document

2003 Focus: *Enterprise/Reagan*

Enterprise (CVN 65)

- $219 million maintenance contract

Reagan (CVN 76)

- $3.4 billion construction contract



Enterprise (CVN 65)



Reagan (CVN 76)

2003 Focus: Aircraft Carrier Refueling and Overhaul

- $1.5 billion contract on *Eisenhower* (CVN 69) with redelivery in 2004
- $2 billion contract planned for *Vinson* (CVN 70) from 2004 to 2007
- Future *Nimitz*-class refueling overhauls represent a hidden backlog of $12-15 billion



Eisenhower (CVN 69)

NORTHROP GRUMMAN
Newport News

2003 Focus: CVN 77 *George H. W. Bush*

- $3.7 billion construction contract
- Ship delivers 2008
- Tenth and final *Nimitz*-class nuclear aircraft carrier



2003 Focus: *Virginia*-class Submarine

- $2.6 billion construction contract for first four submarines
- FY 2003 submarine is fully funded
- Contract for next five *Virginia*-class submarines and two options with a $3-5 billion value – expected by 3rd quarter 2003
- Co-production partnership between Newport News and GD's Electric Boat


SSN 775
TEXAS

2003 Focus Area: Fleet Maintenance

- *Minneapolis St. Paul* (SSN 708) is first submarine maintenance availability at Newport News in 10 years
- Newport News manages aircraft carrier availabilities on both coasts
- $300 million annual revenues



Minneapolis St. Paul (SSN 708)



Nimitz (CVN 68)



Cross Sector Collaboration

- Platform integration/centers of excellence
- Shipyard operations/cost savings
- Sharing best practices between sectors
- Provide opportunities for other sectors to participate in CVN 21
- Modeling and simulation of flight deck operations
- Developing DDX electric drive propulsion system



Pegasus UCAV



DDX Concept

NORTHROP GRUMMAN
Newport News

Backlog Provides Long-Term Stability


2001
2002
2003
2004
2005
2006
2007
2008
2009
Carrier Construction
REAGAN (CVN 76)
BUSH (CVN 77)
CVN 21
CVN 21- 2
Submarine Construction
VIRGINIA (SSN 774)
TEXAS (SSN 775)
HAWAII (SSN 776)
NORTH CAROLINA (SSN 777)
VCS 5
VCS 6
VCS 7
VCS 8
VCS 9
VCS 10
VCS 11
VCS 12
Carrier Refuelings
NIMITZ (CVN 68)
EISENHOWER (CVN 69)
VINSON (CVN 70)
ROOSEVELT (CVN 71)
Carrier Overhauls
ENTERPRISE (CVN 65)
Others
REAGAN
TRUMAN (CVN 75)
BUSH
Under Contract
Advance Planning and Procurement
Navy Plan to Newport News

Sales Mix


Firm
Follow-on
New
$ Billions
4
3
2
1
0
2003E
2004E
2005E


Domestic
International
$ Billions
4
3
2
1
0
2003E
2004E
2005E


FFP
FPI
Cost Plus/Other
$ Billions
4
3
2
1
0
2003E
2004E
2005E


Production
Development
Support
$ Billions
4
3
2
1
0
2003E
2004E
2005E

Great Results


Sales
$B
Operating
Margin
$2.8
$2.6
$2.4
$2.2
$2.0
9.0%
8.0%
7.0%
6.0%
2003
2004
2005
Margin Rate Range

- Core programs deliver stable high, quality earnings
- Consistent excellent cash flow
- Operating margin performance outpacing sales growth

Building Shareholder and Customer Value

- Securing programs for our future
- Driving improved efficiencies and cost reductions
- Continued excellent cash and earnings performance





NORTHROP GRUMMAN DEFINING THE FUTURE

Ship Systems



February 13, 2003

Ship Systems Overview

Institutional Investor Conference

Philip A. Dur
President
Ship Systems

NORTHROP GRUMMAN
Ship Systems



Ship Systems at a Glance …

- ~$2.6B – 2003E sales
- 17,500 employees
- 3 major sites….
  110 miles apart
- Primary customer: US Navy & Coast Guard
- Four production programs
- Two development programs


8%
36%
56%
92 % to US Government
Surface Combatants
Amphibious & Auxiliary
Commercial/International

$5.6 B Backlog Across Product Base

NORTHROP GRUMMAN
Ship Systems



Ship Systems Leadership



President
Phil Dur

Functional Support



Advanced Ship Technologies
Corky Graham



Ingalls Operations
Paul Robinson



Avondale Operations
George Yount



Gulfport Operations
Jay Foley



Engineering
Arnie Moore

DDG
Bob Merchent





LHD
Joe Cole



LPD
Bruce Ballantyne

Programs
Bat Robinson





DD(X)
Brian Cuccias



CG Deepwater
Doug Lounsbury

Shared Services

Materiel
Richard Schenk



Business Management
Bob Spiker



Quality/ Process Improvements
Steve Strom



Human Resources & Administration
Ann Fortenberry



Becoming the Premier Full Service Provider of Naval Ships

Business Environment

- Sea power 21: CNO's vision for future navy
  - <u>Sea Strike</u> : Projecting offensive power
    - DD(X), LHD 8 / LHA(R), LPD 17, DDG 51
  - <u>Sea Shield</u>: Projecting defensive assurance
    - Littoral Combat Ship, Aegis CG 47 Cruisers, Coast Guard Deepwater, CG(X)
  - <u>Sea Basing</u>: Projecting operational independence
    - LHD 8, LPD 17, LHA(R), MPF(F), TAOE(X), Sealift
- No new commercial business in plan


Sea Shield
Sea Strike
Sea Basing
CNO ADM Vern Clark at Naval War College

Current Programs   Future Programs

NGSS Ship Profile Planning Assumptions

Program	03	04	05	06	07	08	09	Total
DDG 51	1	1	1	1	0	0	0	4
Surface Combatant DD(X)	0	0	1	0	1	1	2	5
Littoral Combat Ship	0	0	1	0	0	1	2	4
LPD 17	1	1	AP	2	2	2	0	8
LHD 8	1	IF	IF	IF	0	0	0	1
LHA(R)	0	0	0	0	AP	1	1	2
MPF(F) / JCC(X) Combo	0	0	0	0	0	1	1	2
T-AOE(X)	0	0	0	0	0	1	1	2
Total SS New Navy Build	3	2	3	3	3	7	7	28
Cruiser Conversion	0	Test	0	0	2	2	0	5
Coast Guard Deepwater	0	1	1	1	1	1	1	6

POM | NGSS Assumption | AP=Advanced Procurement | IF=Incremental Funding

NORTHROP GRUMMAN
Ship Systems

Operating Strategies

- Execute current programs - increase efficiencies
  - Reduce Avondale operations turnover
  - Capitalize on workstation management at Avondale operations – implemented in 2002
  - Optimize workforce across sector
  - Extend lean / 6 sigma
  - Maximize cross-site modular construction
- Increase diversity of management team
- Continue inter & intra sector synergies
  - Consolidated purchasing
  - Safety
- Recapitalize & modernize with state cost share







2002 Accomplishments

- Major awards in 2002
  - DD(X) – $2.9B
  - Deepwater – $4.5B
  - LHD 8 construction – $1.4B
  - DDG 51 multiyear – $1.9B
  - Contracted R&D – $ 15.7M
- Sector consolidation
  - Program centric
  - Single, integrated business unit
  - Common systems – implemented September 2002


DDG 51 Class


DD(X) Class


LHD Class




LPD-17 Class

Polar Tanker Program

- 3 ships under contract / 2 ships delivered
  - First environmentally safe, OPA '90 compliant design
  - Trans-Alaskan pipeline system trade
- $87M charge in 2002
  - Labor turnover and churn at Avondale operations
  - Limited production tracking system until common systems implementation (September 2002)
- Program stabilization & improvement
  - Human resource retention initiatives (28% reduction in turnover)
  - Common systems implementation
  - Recapitalization and modernization plan



Financial Reserve Holding

Recapitalization and Modernization Program

- Targeted to improve
  - Safety/environmental
    - Electrical systems/ blast and paint hall
  - Production efficiency
    - Cranes/ automated steel fabrication
  - Capacity
    - Track extensions/ composite facilities
- 2003 to 2007 modernization
  - 50/50 cost share with state governments





NORTHROP GRUMMAN
Ship Systems

Sales Projections… 74% Under Contract



Sales $ M
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR Upside (02-05) 22%
CAGR Downside (02-05) 15%
Commercial
International
Amphibious/Auxiliary Ships
Surface Combatant
Fleet Support
2002
2003 E
2004 E
2005 E

Sales Mix


Firm
Follow-on
New
$ Billions
0
1
2
3
4
5
2002
2003E
2004E
2005E


Domestic
International
$ Billions
0
1
2
3
4
5
2002
2003E
2004E
2005E


FFP
FPI
Cost Plus/Other
$ Billions
0
1
2
3
4
5
2002
2003E
2004E
2005E


Production
R&D
$ Billions
0
1
2
3
4
5
2002
2003E
2004E
2005E

NORTHROP GRUMMAN
Ship Systems

Operational Metrics


Synergy Savings
Savings $M
120
100
80
60
40
20
0
2001
2002
2003E
2004E
2005E
Purchasing
Lean
Consolidation
Common Systems
Newport News (Safety, Materials, Other)


Contracts Performance Assessment Report
%
70
60
50
40
30
20
10
0
Excellent
Satisfactory
Marginal
Unsatisfactory


Safety Management
40
35
30
25
20
15
10
5
0
Total Case Rate 3-yr Avg.
Total Case Rate/qtr
Lost Time Case Rate/qtr
Projected Total Case Rate Goal/qtr
Projected Lost Time Case Rate Goal/qtr


Investment Management
%
35
25
15
5
-5
-15
2002
2003E
2004E
2005E
Fixed Assets % of Sales
Working Capital % of Sales

NORTHROP GRUMMAN
Ship Systems

Sales – Major Wins Drive Growth


Sales CAGR
2002-2005 ~19%
Sales $B
Margin Rate % of Sales
4
3
2
1
0
9
6
3
0
2002
2003E
2004E
2005E
Margin Rate Range

Positioned for Long-Term Growth

NORTHROP GRUMMAN
Ship Systems



$5.6B Backlog with Solid Growth Prospects Ahead

In Production

- **11 x DDG 51**
  - Arleigh Burke Class Aegis Guided Missile Destroyer
- **1 x LHD 8**
  - Wasp Class Amphibious Assault Ship
- **4 x LPD 17**
  - San Antonio Class Amphibious Landing Dock
- **1 x TAKR**
  - Bob Hope Class Strategic Sealift Ships
- **3 x Polar Tankers**
  - Environmentally Safe Design for Alaskan Trade



In Development

- **DD(X) Family of Surface of Combatants**
  - Engineering Development Modules
  - Design
- **US Coast Guard Deepwater**
  - National Security Cutter
  - Offshore Patrol Cutter
- **Israeli Navy SA'AR 5 Enhanced**
  - Leveraging Successful SA'AR 5 Design



Key Opportunities

- **Littoral Combat Ship**
- **LHA(R)**
- **MPF(F)**
- **TAOE(X)**
- **CG(X)**
- **Cruiser Conversion**
- **Composite HSF**
- **Israeli Corvettes**
- **Non Nuclear Submarines**
- **R&D Efforts**
  - Advanced Composites
  - Integrated Propulsion Systems
  - Transformational Hull Forms





Surface Combatant Ships

- Central to USN's *Sea Strike* & *Sea Shield* Capabilities
  - DDG 51 / Arleigh Burke Class
  - DD(X) Family
  - Deepwater Cutters


Sales
2,000
1,500
1,000
500
0
$M
Deepwater
DD(X)
DDG
2002
2003E
2004E
2005E


DDG 51 Class


DD(X) Class


Deepwater Cutter

NORTHROP GRUMMAN
Ship Systems

DDG 51 Program Milestones

- 11 Ships Under Contract
- FY '02 Multiyear Contract
  - 4 Ships - $1.9B
- DDGs for LPD Swap
  - MOU Signed June 2002
- NGSS Award Fees
  - 2002 > 90%
- USS Cole
  - Returned to Fleet April 2002
  - NGSS Received 100% Award Fee




Let's
RETURN USS COLE

DD(X): Transformation of USN Surface Combatants

- $2.9B contract
  - National team (NOC, GD, RTN, LM, UDI)
  - NGSS prime
  - Raytheon electronic systems integrator
- Family of surface combatants
  - Design agent for future surface combatants
  - Spirals to CG(X)
- Key events timetable
  - Preliminary design review - Jan '04
  - Integrated propulsion system testing - May '05
  - Critical design review - July '05
  - Lead ship award - FY '05



DD(X): Potential to Equal DD 963 Class...

Key Ship Systems 2002 Win



Deepwater Program
JV with Lockheed Martin

NOC work scope

- Recapitalization of Coast Guard cutter fleet – ship assets $4.5B
- Congressional support for Homeland Security
- Collaborative effort with Navy LCS program
- FMS derivatives



Offshore Patrol Cutter (OPC) and National Security Cutter (NSC)


DEEPWATER



Key Ship Systems 2002 Win



Amphibious / Maritime Prepositioning Ships

- Central to Sea Power 21's Sea Basing Capability
  - LPD 17
  - LHD 8
  - T-AKR


LPD 17 Class


NORTHROP GRUMMAN


Sales
$M
1,400
1,200
1,000
800
600
400
200
0
T-AKR
LHD
LPD
2002
2003 E
2004 E
2005 E


LHD Class

LHD 8 Program

- $1.4B ship construction contract
  - Awarded 19 April '02
  - Contract delivery '07
- Emerging technology
  - Hybrid gas turbine propulsion
  - C^4ISR improvements
- Baseline for LHA(R)
  - Potential – 4 ships
  - LHD derivative most likely solution
  - NGSS awarded $2.8M study contract





LPD 17 Program

- 12 ship program / 4 ships under contract
  - LPD 17 - 55% complete
  - LPD 18 (New Orleans) – 13% complete
  - LPD 19 (Pascagoula) – 9% complete
  - LPD 20 (New Orleans) – material procurement
  - LPD 21 & 22 long lead time material received
- Cross yard effort
- LPD 21 named New York
  - Will incorporate 10 tons of WTC steel


February 2003





Summary

- Vision and strategies clear
  - Program centric organization
  - Responding to customer's requirement for transformational capabilities
- Military shipbuilding is core
  - US Navy & Coast Guard
  - International navies & profitable commercial work
- Programs / advanced programs
  - 20 ships under contract
  - 4 ship development / design programs under contract

Program Execution is Our Focus



NORTHROP GRUMMAN DEFINING THE FUTURE

Information Technology

February 13, 2003

Information Technology Overview

Institutional Investor Conference

Herb Anderson
President
Information Technology

Information Technology ...

- ~$4.7B - 2003E sales
- Over 22,000 employees
- Over 300 separate operating locations
- 17 international offices
- More than 8,000 active contracts


MARC

Backlog > $10B Across Sector

Information Technology Summary



- **Trusted leader in information-based systems, integration, solutions & services**
  - Mission
  - Enterprise
  - Infrastructure
  - Security
- **Differentiated by:**
  - Incumbency & geographic reach
  - People, their technical knowledge, clearances, and domain expertise
  - Ever-improving business and technical processes (CMM, CMMI Level 5, ISO)
  - Technology in emerging markets (e.g., biometrics, secure wireless, and smart cards)
- **Strategic actions to sustain competitive advantage**
  - Continued excellent program performance
  - Business model refinement for efficiency
  - Recruiting, training, & retention of people
  - Cross-sector collaboration
  - Aggressive cost management
  - Mature BD & account management processes
  - Providing enabling infrastructure for network-centric warfare
  - Expanding CMMI Level 5 certification

NORTHROP GRUMMAN
Information Technology

A Full Service Provider

Help Desk
Operations & Maintenance
Seat Management
Systems Management

Management
IT Consulting
ERP
Studies


OPERATE
PLAN
DEPLOY
BUILD

Integration
Testing & Evaluation
Installation & Deployment
Training

Systems Engineering
Systems Development
Software Engineering
Systems Integration
Path to CMMI Level 5

Approach and Characteristics

- Address multiple markets to meet earnings and cash flow objectives
- Improve competitiveness and operational effectiveness
- Leverage breadth of organization and the Corporation
- Expand and optimize Sector offerings
- Continuously reduce the cost of doing business
- Flexibility to adapt to new markets

Information Technology Leadership


GIT
Defense Mission Systems
Barry Rhine
Defense Enterprise Solutions
Kent Schneider
Government Solutions
James Perriello
TASC
James O'Neill
Herb Anderson
Technical Services
Gregory Donley
Computing Systems
Rene LaVigne
Commercial Information Services
Hugh Taylor
Internal Information Services
Thomas Shelman
Business Development
William Carrier
Business Management
Stephen Movius
Human Resources And Administration
Jeffrey Shuman

Operational Excellence Through Collaboration

NORTHROP GRUMMAN
Information Technology

Major Locations

Over 22,000 Employees
Over 300 Separate Locations
49 States and 17 Foreign Countries


Alaska
Hawaii
TASC
Chantilly, VA
Computing Systems
Greenbelt, MD
Commercial Information Services
Herndon, VA
Technical Services
Herndon, VA
Northrop Grumman IT Headquarters
Herndon, VA
Defense Enterprise Solutions
McLean, VA
Government Solutions
Falls Church, VA
Defense Mission Systems
McLean, VA
Internal Information Services
Dallas, TX
Belgium
France
Germany
United Kingdom
Canada
Ireland
Peru
Italy
Japan
Korea
Saudi Arabia
Columbia
Panama
Venezuela

Overall Sector Position in Today's Marketplace

- #1 in top 25 IT systems integrators (Federal Computer Week)
- #1 Non-OEM supplier to the Federal Government under GSA schedule (GSA)
- #1 Federal Government computer hardware reseller (Government Executive)
- #1 Government-wide Acquisitions Contract vendor (Washington Technology)
- #2 Top 100 Federal IT prime contractors (Washington Technology)
- Quality supplier award winner for USPS selected over 2,000 companies
- Capability Maturity Model Integration (CMMI™) Level 5 in one Northrop Grumman IT business unit and Software Engineering Institute (SEI) CMM Level 3 certified across Sector
- ISO9001 certified at several sites
- Customer satisfaction blue/green
- 72% college degrees; 60% employees with security clearances; voluntary attrition <10%

Business Highlights in 2002



- **Key Wins**
  - INS TEAMS Managed Services
  - Several restricted programs (NRO, NSA)
  - NASA Base Support Follow-on at Kennedy and Patrick AFB
  - Army Land Information Warfare
  - Air Force Global Transportation Network for the 21st Century (GTN-21)
  - Multiple States – Electronic Benefits Systems Integration and others
- **Notable New Customer Penetrations**
  - Federal Government: INS, U.S. Coast Guard, Navy (DD(X) Program)
  - New states and localities (IL, ME, AK, LA, CA, Fairfax County, VA)
- **Important contracts in almost all agencies migrating to the Department of Homeland Security**
- **With integration of Litton now complete, well positioned to maximize revenue in many markets, especially homeland security and network-centric warfare**
- **Improved business systems (BD, Financial, HR, account management)**
- **Excellent program performance across the board**
- **Record backlog, bookings, and excellent cash improvement during 2002 which was earmarked as a re-branding year from Logicon to Northrop Grumman IT**

NORTHROP GRUMMAN
Information Technology

Improved Operational Efficiencies

- Integration processes
- SEI capability maturity model integration level 5
- Uniform business development acquisition process across sector
- All major programs blue/green
- Common ERP system
- Sustained/low voluntary turnover rate
- Eliminated 2/3 of legal entities

2002 Sales Overview

Business Unit


CIS 5%
DES 13%
CS 18%
TASC 15%
DMS 18%
TS 15%
GS 16%

Customer


International <1%
State & Local 4%
Commercial 6%
National Intel 12%
DoD 48%
Civil Federal 30%

Balanced Portfolio by Business Unit and Customer

Strong & Growing Business Development Pipeline

<u>2002</u>: $6B bookings for $4.2B sales; win rate 53%

Expect same proportion in 2003 and beyond

<u>2003</u>: Expect to bid $15.4B


Proposal Out 7%
In Preparation 7%
Qualified 24%
Identified 62%

$66B Pipeline

<u>Identified</u>: Opportunity determined suitable for continued pursuit

<u>Qualified</u>: Opportunity *approved* for bid at Evaluation Board

Backlog > $10B (Funded, > $1B; Unfunded, > $8.4B

NORTHROP GRUMMAN
Information Technology

IT Market Trends

% 2002 Sales	Customers	Mission	Enterprise	Infrastructure	Security
48%	DEFENSE	Growing	Growing Rapidly	Growing	Growing Rapidly
12%	INTELLIGENCE	Growing Rapidly	Neutral	Growing Rapidly	Growing Rapidly
30%	CIVIL FEDERAL	Growing Rapidly	Growing	Growing Rapidly	Growing Rapidly
6%	STATE & LOCAL	Growing Rapidly	Neutral	Growing Rapidly	Growing
4%	COMMERCIAL	Neutral	Neutral	Growing	Growing
<1%	INTERNATIONAL	Declining	Declining	Neutral	Neutral

(Columns: Markets)

- Growing Rapidly
- Growing
- Neutral
- Declining
- Serious Decline

Northrop Grumman IT Well Positioned in all Growth Markets

NORTHROP GRUMMAN
Information Technology



2003 Overview

Information Technology's Objectives

- Deliver double-digit sales and solid earnings growth with strong cash flow

Overall Strategy

- Be the trusted leader in systems integration, solutions, and services for our evolving customer set as well as for the Northrop Grumman Corporation

Major Themes

- Sustained program performance
- Build network-centric and information warfare capabilities
- Exercise strong (#1) leadership position with flexible contract vehicles
- Maximize revenue/margin across all IT business models
- Keep voluntary attrition below 10%
- Aggressively manage costs
- Maximize sales in growth areas
- Optimize cross-sector business development

Sustained Commitment to Profitable Growth

NORTHROP GRUMMAN
Information Technology



2003 Homeland Security Outlook

- **Market expertise in core Homeland Security requirements**
  - Enterprise infrastructure
  - Command & Control
  - Communications
  - First Responders (E911)
  - Intelligence
- **Extensive Homeland Security customer base**
  - Homeland Security – Civil Federal, State & Local, Commercial
  - Homeland Defense – DoD, National Intelligence
- **Capability breadth**
  - Across all Homeland Security missions
- **Market**
  - Optimistic, but watchful
  - Many contract vehicles already in place

Government Defined Missions	Civil Federal	DoD/ Intelligence	State & Local	Private Industry	International
Intelligence & Warning	Growing Capability	Solid/Relevant Capability	Growing Capability	Some Capability	Growing Capability
Border & Transportation Security	Solid/Relevant Capability	Solid/Relevant Capability	Solid/Relevant Capability	N/A	Growing Capability
Domestic Counter Terrorism	Growing Capability	Growing Capability	Growing Capability	N/A	N/A
Protecting Critical Infrastructure	Solid/Relevant Capability	Solid/Relevant Capability	Solid/Relevant Capability	Growing Capability	Some Capability
Defending Against Catastrophic Terrorism	Solid/Relevant Capability	Solid/Relevant Capability	Growing Capability	N/A	Solid/Relevant Capability
Emergency Preparedness & Response	Solid/Relevant Capability	Solid/Relevant Capability	Growing Capability	Some Capability	Some Capability

Some Capability (yellow) · Growing Capability (green) · Solid/Relevant Capability (blue)

NORTHROP GRUMMAN
Information Technology

Network Centric Warfare


4A
4B
2
1
3

1 Tactical Data Links
- ROBE
- NILE

2 Command & Control
- USMC C4I
- Army LIWA

3 System Architectures
- GTN-21
- CECOM SSES

4 Mission Planning
- A – JMPS
- B – SOMMS

Across the Conflict Spectrum, Northrop Grumman IT Provides State-of-the-Art Network Centric Warfare Solutions for all Military Constituents

Financial Performance


= Operating Margin as % of Sales
= Sales Range
Sales in Billions
% of Sales
8
6
4
2
0
7
6
5
0
2002
2003E
2004E
2005E


Margin Range
NGIT
% of Sales
GIT
60%
CIT
5%
TS
15%
CS
20%

Shaded area represents margin range

NORTHROP GRUMMAN
Information Technology

Sales Mix


Firm
Follow-on
New
$ Billions
6
5
4
3
2
1
0
2002
2003E
2004E
2005E


Domestic
International
$ Billions
6
5
4
3
2
1
0
2002
2003E
2004E
2005E


FFP
FPI
Cost Plus/Other
$ Billions
6
5
4
3
2
1
0
2002
2003E
2004E
2005E


Systems Integ.
VAR
Services
Solutions
$ Billions
6
5
4
3
2
1
0
2002
2003E
2004E
2005E

Profitable Growth


$7B
$6B
$5B
$4B
$3B
$2B
$1B
0
$ Sales in Billions
2002
2003E
2004E
2005E
Computing Systems
Commercial Information Services
Technical Services
TASC
Government Solutions
Defense Enterprise Solutions
Defense Mission Systems

Strategic Opportunities

Customer Domain:	Major 2003/04 Opportunities:
Defense/National Intel	– Defense-wide single HR system: $500M – Air Force Advanced Technology Air and Space Operations Center (AT-AOC): $800M – Taiwan Advanced Tactical Data Link: $750M – Significant restricted opportunities – Air Force Arnold Engineering Development: $2.0B
Civil Federal	– NASA Program Information Systems Mission Services (PRISMS): $1.6B – DoJ/INS Entry/Exit National Border Surveillance/Protection: $400M – NASA Marshall Space Flight Center Operations: $100M – DHS Network, E-mail, system infrastructure
State & Local	– NYC Metropolitan Transit Authority Security: $200M – Virginia Data Center Consolidation: $100M – Texas Outsourcing: $50M

Win Large/Strategically Important Targets

NORTHROP GRUMMAN
Information Technology

Inter-sector Synergy

- Border Surveillance & Control System
- Unattended Ground Sensors
- North African Programs
- Missile Defense
- Precision Targeting
- Trailblazer
- BAE C^4ISR/Logistics
- Logistics Systems Support USN/USA
- Defense Messaging System (DMS)
- Asset Supply Chain Management
- Test Interface Software Effort
- EADS France C^4ISR/Logistics
- "Next Generation" BGPHES
- Side-looking Sonar Studies
- Saudi Peace Pulse XI
- Omnibus 2000
- Virginia Sub
- UAE NOC
- C^3TE&I
- DIRCM
- DIWTA
- TRADS Phase 2
- Advanced LADAR
- Canadian R/SAOC
- Integrated Logistics
- HOGGAR
- MMSa
- Blue Storm
- DACS
- HLS – Chicago C^3 Center
- Taiwan Advanced Tactical Data Link System


ELECTRONIC SYSTEMS
SHIPS
INFORMATION TECHNOLOGY
INTEGRATED SYSTEMS

- LCS
- DD (X)
- Deep Water
- Taiwan Advanced Tactical Data Link System

- Battle Management/C^4ISR
- Communications Programs
- Modeling and Simulation
- Mission Planning
- Fleet Battle Experiments
- FMS Advanced Tactical Data Link
- BAMS/MMA Development
- MP-RTIP Development
- MC2A Constellation
- Taiwan Advanced Tactical Data Link System
- Homeland Security

- ACS
- MC02
- LCS
- JWARN
- ROBE Production
- GCC2/DCGS-A
- MC2C/MC2CA
- DJC2
- ARGUS

- AT-AOC
- R2 IDIQ
- DD (X)
- TPED
- Space-based Radar
- Tailored Access Org
- Homeland Security

Northrop Grumman Mission Systems and Space Technology in progress

NORTHROP GRUMMAN
Information Technology

Well Positioned for Double-Digit Growth

	Business Unit	Principal Markets		2002 Sales
GIT	Defense Mission Systems	C^4I	HOMELAND SECURITY	$800M
GIT	Defense Enterprise Solutions	Enterprise/Infrastructure Systems and Services		$550M
GIT	Government Solutions	Civil Federal Systems Integration & Services		$650M
GIT	TASC	National Intelligence Systems Support & Services		$650M
	Technical Services	Base & Range Support; State & Local Information Systems		$650M
	Commercial Information Services	Commercial Systems & Services		$200M
	Computing Systems	Value-Added Reselling & Enterprise Architecture		$750M

NORTHROP GRUMMAN
Information Technology

Defense Mission Systems (GIT)

2002 Total Sales: $800M

Market

- Network-centric warfare
- Command and control
- Military intelligence
- Military communications
- Information warfare systems engineering
- C^4I systems and interoperability engineering

Products/Offerings

- C^3I systems development and integration
- Battle management and mission planning systems
- Intelligence support to operations; intelligence data correlation and fusion applications; combat information systems
- Military communications solutions: Tactical data links products; Secure wireless network solutions
- Warfare systems & platforms engineering, T&E, and life-cycle support

Key Customers

- U.S. Navy: NAVSEA, SPAWAR, NSWC
- U.S. Air Force: ESC, ACC
- DoD and joint agencies: DISA, MDA, STRATCOM, TRANSCOM

Major Programs

- National Missile Defense: Ground-based Midcourse Defense Command Launch Equipment C^2 segment
- GTN-21
- AEGIS Test & Evaluation (T&E)
- DISA NEXGEN
- JITC
- GCCS & COE

Key Differentiators

- C^4I systems integration and interoperability engineering
- Network centric environment services/frameworks tactical data links integrations
- Combat systems support

NORTHROP GRUMMAN
Information Technology

Defense Enterprise Solutions (GIT)

2002 Total Sales: $550M

Market
- Infrastructure systems and services
- Applied sciences and technology
- Public safety and citizen services information systems

Products/Offerings
- Information assurance
- Enterprise communications and infrastructure systems
- Simulator/Simulation development
- Training support services
- Logistics and mission support systems
- WMD threat reduction
- Laser and imaging systems
- High performance computing
- Systems analysis and modeling

Key Customers
- U.S. Air Force, Army, and Navy
- DoD (DLA, DISA)
- GSA

Major Programs
- Information Technology Services (GSA Blanket Purchase Agreement)
- Defense Threat Reduction Agency, Advisory and Assistance Services (DTRA AS&S)
- Joint Analytical Support Program (JASP)

Key Differentiators
- Leading provider of smart-cards
- CMMI Level 5
- Standardized and mature processes, methods, and tools for infrastructure modernization and enterprise transformation
- Best-of-breed asset management solutions, training & simulation
- 15 years of strong performance in military HR system migration/support
- Over 30 years of WMD threat reduction experience

Government Solutions (GIT)

2002 Total Sales: $650M

Market
- Homeland security
- Emergency management systems/public safety
- Health information systems and solutions

Products/Offerings
- IT managed services
- Altaris™ emergency management systems
- PeopleSoft and SAP ERP system implementations
- *Perceptics* license plate reader, cargo container scanning and underbody vehicle inspection systems
- Weather information integration systems
- Integrated smart-card, biometrics and physical security identification/authentication solutions

Key Customers
- All Civil Federal agencies

Major Programs
- INS TEAMS – Managed services
- IRS PRIME – IT services and integration
- Treasury HR Connect – PeopleSoft HR ERP system
- ITSS – USPS IT support
- AWIPS – Software integration and life-cycle support for the National Weather Service, Dept. of Commerce

Key Differentiators
- Integrated smart-card, biometrics and physical security solutions
- Altaris™ emergency management systems
- Managed services best practices
- CMM/CMMI/SA level 3
- Port and border security solutions (license plate, cargo container and underbody readers/scanners)

TASC (GIT)

2002 Total Sales: $650M

Market
- Strategic security
- National Intelligence, Surveillance, and Reconnaissance (ISR) solutions and services

Products/Offerings
- Systems engineering
- Systems integration
- Information operations and assurance
- Signal processing
- Intelligence operations support

Key Customers
- National Reconnaissance Office (NRO)
- NSA
- U.S. Air Force
- U.S. Army

Major Programs
- RHAPSODY (NRO)
- VOYAGER (NRO)
- Land Information Warfare for the Army (LIWA)

Key Differentiators
- High-end systems engineering services/solutions
- Strong technology base (computer network, software, data information and knowledge management, modeling & simulation)
- Systems technologies (communications, remote sensing, signal processing, visual computing, and security)
- Branded processes (InfoShield™, Lightning Solutions℠, Accelerated Process Improvement)

Technical Services

2002 Total Sales: $650M

Market
- Federal
  - Operations & maintenance
  - Training & simulation
  - Technology services
- State & Local
  - Information technology support services

Products/Offerings
- Base & range operations support
- Logistics support services
- Training support services
- Aerospace technology services
- Information technology resource management

Key Customers
- Department of Defense (U.S. Air Force, U.S. Army)
- Civil Federal (NASA)
- State & Local (TX, IL)

Major Programs
- U.S. Air Force/NASA Joint Base Operations Support Contract (J-BOSC)
- U.S. Army battle command training
- NASA sounding rocket operations contract
- Illinois electronic benefits transfer

Key Differentiators
- Cost competitiveness
- Efficient resource utilization
- Innovative bidding models
- Developed training methodologies
- Innovative application of key technologies

Commercial Information Services

2002 Total Sales: $200M

Market
- IT outsourcing
- IT infrastructure support services

Products/Offerings
- IT managed services (outsourcing)
- Help desk services
- Network operations and management
- Field support (hardware maintenance, desk-side software support)
- Data center services
- IT architecture consulting

Key Customers
- Federal agencies (INS)
- Commercial (Vought Aircraft, Unocal, Hewlett-Packard)
- State & Local (TX, LA)

Major Programs
- INS TEAMS Support
- Vought Aircraft Industries
- State of Texas Protective and Regulatory Services

Key Differentiators
- Northrop Grumman brand and values
- Ability to leverage Northrop Grumman IT technical solutions (information assurance, systems engineering, etc.) to commercial marketplace
- Quality service track record with commercial and government accounts and high customer satisfaction ratings

Computing Systems

2002 Total Sales: $750M

Market
- Networking and security
- Computing systems
- Storage solutions

Products/Offerings
- Cisco (networking)
- Sun Microsystems (computing systems)
- Hewlett Packard (computing systems)
- Oracle (software)
- EMC Corporation (storage)

Key Customers
- U.S. Army
- Dept. of Treasury
- Social Security Administration

Major Programs
- Multiple Government-wide contracts for DoD and Civil Federal (e.g., SEWP III, ECS III, SSA BPA)

Key Differentiators
- Qualified, highly certified technical staff
- Best in class partnerships
- Strong past performance across a broad customer base

Northrop Grumman IT Positioned to Meet Growth Goals

- Litton integration complete with outstanding results
- Domain expertise across the board in all growth markets
- Provide customer flexibility through various contract vehicles
- Technology and process leadership
- Sustained, superb program performance
- Excellent people with low turn-over
- Seasoned management team that delivers
- Significant cross-sector cooperation and business growth

Glue for Network Centric Warfare

Will Deliver Double-digit Sales and Margin Growth



NORTHROP GRUMMAN DEFINING THE FUTURE
Mission Systems



February 13, 2003

Mission Systems Overview

Institutional Investor Conference

Donald C. Winter
President
Mission Systems

NORTHROP GRUMMAN
Mission Systems



Mission Systems ... End-to-End Solutions

- ~$3.9B - 2003E sales
- 15,000+ employees
- Diverse business base
  - Presence in over 20 countries and 50 states
  - 2,000 active contracts and task orders



Treasury Communications System



Intercontinental Ballistic Missile Program



Guardrail

Leading Integrator of Complex, Mission-Enabling Systems

NORTHROP GRUMMAN
Mission Systems





Northrop Grumman Mission Systems
Donald Winter



Intelligence & Information Superiority
William Studeman



Business Development & Resources
Sally Sullivan



Finance & Business Operations
Mark Gagen



Human Resources
Robert Waters



Information Systems
Diane Murray



Legal
Marsha Klontz



Command, Control & Intelligence
Richard Witton



Tactical Systems
Otto Guenther



Missile Defense
Jerry Agee



ICBM Prime Integration Contract
John Clay



Information & Technical Services
Pamela Sullivan



Enterprise Management Services
Thomas Fintel



Civil Systems
David Zolet



Information Technology
Wood Parker



Planning & Development
Larry Edelman



Programs
David Barakat



Six Sigma
Linda Mills



Technology
Neil Siegel



Washington Office
Darryl Fraser

Mission Systems Leadership

Business Highlights in 2002

- Won Centers for Disease Control Information Technology support contract
- Won prime integrator roles on three major procurements
  - Joint National Integration Center
  - Space Control Mission Area Prime Integrator Contract
  - Air Force Airborne Signals Intelligence
- Established significant positions with new customers (e.g., U.S. Marine Corps, U.S. Coast Guard, Air Force Weather Agency)
- Successful BMC3 role on Missile Defense team
- ICBM full rate production ramp-up
- CMMI and Six Sigma implementation



Operational Effectiveness

CMMI (Capability Maturity Model Integration)	**Six Sigma**
Process improvement models for product and service development and maintenance	*Disciplined, data driven methodology for decision making and process improvement*
• A competitive discriminator • We have made great progress: – Process assets in place – Successful external Level 3 assessments – Initial Level 4 assessments complete	• Incorporated into "the way we work" at Mission Systems – Dashboards, quarterly reviews, strategic plan, etc. • Excellent customer participation and value

Future Focus

- Leveraging Six Sigma projects to achieve Levels 4 and 5
- Complete external assessments

Process Improvements Are Key to Operational Effectiveness

NORTHROP GRUMMAN
Mission Systems



Business Environment/Market Trends

- **Defense/Intelligence**
  - Net increases in spending with solid funding in Mission Systems legacy/expansion markets (e.g., ICBM, Missile Defense)
  - Some customers engaged in major changes (e.g., NORTHCOM, STRATCOM, Department of Homeland Security)
- **Civil Federal**
  - Selected growth areas, focused in security-related niches
- **State & Local**
  - Recession has/will reduce civil, state & local expenditures over next few years
  - Expected flow of federal funding has yet to occur

Balancing Portfolio Is Key to Continued Success

NORTHROP GRUMMAN
Mission Systems




COMBATING
TERRORISM

Mission Systems Objectives

- Deliver long-term double-digit annual sales and earnings growth with strong cash flow

Overall Strategy

- Be a leading global system integrator of complex, mission-enabling systems

Major Themes

- Meet commitments
- Pursue new business opportunities with vigor
- Cross-sector collaboration
- Move forward with process improvement initiatives

Sustained Commitment to Performance



Legacy Markets
(55% of Mission Systems in 2002)

- Ballistic Missiles
- Defense
- Civil Federal
- State & Local Information Technology
- Services

- Continue superior program performance
- Protect and expand market position

- Leverage legacy market position into expansion markets
- Create and win key defining opportunities

Expansion Markets
(40% of Mission Systems in 2002)

- Missile Defense
- Intelligence
- Battlefield Systems
- Unmanned Aerial Vehicles
- Command & Control
- Public Safety
- United Kingdom and Europe

- Provide innovative leadership
- Create and win key defining opportunities

Emerging Markets
(5% of Mission Systems in 2002)

- Homeland Security
- Bioterrorism
- Integrated Intelligence Knowledge
- Integrated Security

Financial Performance


Sales
in $B
Margin as a
% of Sales
5
4
3
2
1
0
7
6
5
4
3
2002
2003E
2004E
2005E
Margin Rate Range

Double-Digit Growth in Both Sales and Operating Margin

Sales Mix


Firm
Follow-on
New
$ Billions
5
4
3
2
1
0
2002
2003E
2004E
2005E
Domestic
International
$ Billions
5
4
3
2
1
0
2002
2003E
2004E
2005E
Cost Plus
Fixed Price
$ Billions
5
4
3
2
1
0
2002
2003E
2004E
2005E
DoD
Non-DoD
$ Billions
5
4
3
2
1
0
2002
2003E
2004E
2005E

Sales Projections by Business Area


CAGR 10%
Sales ($B)
5.0
4.0
3.0
2.0
1.0
0.0
Information Technology
Civil Systems
Enterprise Management Services
Information & Technical Services
Missile Defense
ICBM
Tactical Systems
Command, Control & Intelligence
2002
2003 E
2004 E
2005 E

Command, Control & Intelligence



- Market
  - Command, Control, & Intelligence Systems
- Products/Offerings
  - Signals Intelligence & Exploitation Systems
  - Data Collection Modeling & Product Generation
  - System Engineering; Simulation, Integration & Test
  - Spacecraft C2 Systems & Payload Software


CAGR 12%
Sales ($B)
1.2
1.0
0.8
0.6
0.4
0.2
0.0
2002
2003 E
2004 E
2005 E

- Key Customers
  - Intelligence Community
  - U.S. Air Force
  - U.S. Army
  - U.S. Navy
- Major Programs
  - Guardrail
  - Restricted
- Key Differentiators
  - Domain expertise in Signals, ELINT, and Information Warfare

Tactical Systems



- Market
  - Command, Control, Communications & Computer Systems
  - UAVs and Vehicular System Integration
  - Battlefield Logistics System Automation
- Products/Offerings
  - Battle Command and Information Systems
  - Tactical Operations Centers
  - Tactical UAVs/Ground Control


0.5
0.4
0.3
0.2
0.1
0.0
Sales ($B)
2002
2003 E
2004 E
2005 E

- Key Customers
  - U.S. Army
  - U.S. Marine Corps
- Major Programs
  - Force XXI Battle Command Brigade-and-Below
  - Nuc/Bio/Chem Reconnaissance System
  - Tactical Operations Centers
  - Operation Enduring Freedom
- Key Differentiators
  - Command & Control Product Portfolio
  - Patents & Technology

NORTHROP GRUMMAN
Mission Systems

ICBM



- Market
  - Intercontinental Ballistic Missile (ICBM) Program for U.S. Department of Defense
- Products/Offerings
  - Program management, systems engineering & integration, sustainment & modernization and ICBM domain knowledge


CAGR 3%
Sales ($B)
0.8
0.6
0.4
0.2
0.0
2002
2003 E
2004 E
2005 E

- Key Customers
  - ICBM System Program Office
  - U.S. Air Force
  - U.S. Strategic Command
- Major Programs
  - ICBM Prime Integration Contract
- Key Differentiators
  - System Engineers for ICBM since program inception
  - Program Management

NORTHROP GRUMMAN
Mission Systems

Missile Defense



- Market
  - Integrated Missile Defense system & test support for U.S. Military
- Products/Offerings
  - Battle Management Command & Control Systems
  - Wargames, Modeling & Simulation
  - Systems Engineering & Integration
  - Target Vehicles


CAGR 18%
Sales ($B)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
2002
2003 E
2004 E
2005 E

- Key Customers
  - Missile Defense Agency
  - Boeing
  - Lockheed Martin
- Major Programs
  - Ground-Based Midcourse Defense Segment
  - Joint National Integration Center
  - BMC[3] Systems Engineering and Integration
  - Liquid Booster Target Vehicle
- Key Differentiators
  - Software: Discrimination algorithms
  - Ballistic missile domain knowledge
- Major Opportunity
  - KE Boost Phase Interceptor



Information & Technical Services



- Market
  - Quality Differentiated Services
- Products/Offerings
  - Information Technology
  - Systems Engineering and Analysis
  - Military Training Modeling & Simulation
  - Test & Evaluation and Technical Support


CAGR 12%
Sales ($B)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
2002
2003 E
2004 E
2005 E

- Key Customers
  - U.S. Department of Defense (including Joint Forces)
- Major Programs
  - Defense Travel System
  - Joint Warfare Fighter Center
  - Balkan Linguists
- Key Differentiators
  - Excellent technical staff
  - Joint training & simulation



Enterprise Management Services



- Market
  - Operations and Maintenance (O&M), and training services
- Products/Offerings
  - Foreign Military Training and Staff Support
  - Facility Operations & Maintenance
  - Education and Vocational Training


CAGR 8%
Sales ($B)
0.4
0.3
0.2
0.1
0.0
2002
2003 E
2004 E
2005 E

- Key Customers
  - U.S. Army
  - U.S. Air Force
  - U.S. Department of Labor
  - U.S. Department of Justice
- Major Programs
  - Ft. Irwin Logistics Support Services
  - Turkey Base Maintenance
  - Saudi Arabian National Guard
  - INS Application Support Centers
- Key Differentiators
  - Strong past performance and long term customer relationships
  - OCONUS operations

Civil Systems



- Market
  - U.S. and U.K./Europe Public Safety
  - U.S. Human Services, Public Administration & Aviation
- Product/Offerings
  - Command centers
  - Communications systems
  - Integrated Justice Information Systems
  - Systems Engineering & Technical Assistance


CAGR 8%
Sales ($B)
0.0
0.1
0.2
0.3
0.4
0.5
2002
2003 E
2004 E
2005 E

- Key Customers
  - State and large city/county Governments
  - U.S. Federal Aviation Administration
  - Police Information Technology Organisation
- Major Programs
  - Ohio Communications System
  - FAA Technical Assistance Contract
  - U.K. Fingerprint Identification System
- Key Differentiators
  - DoD command center experience

NORTHROP GRUMMAN
Mission Systems



Information Technology



- Market
  - Federal Enterprise Networks & Information Technology
  - Commercial (including Healthcare)
- Products/Offerings
  - Enterprise Network Engineering & Operations
  - Enterprise Information Systems
  - Integrated Physical Security Solutions


CAGR 10%
Sales ($B)
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
2002
2003 E
2004 E
2005 E

- Key Customers
  - U.S. Department of Treasury
  - U.S. Department of Health & Human Services
  - American Red Cross
- Major Programs
  - Treasury Communication System
  - IRS Integration Support Program
  - EDGAR
  - Centers for Disease Control
- Key Differentiators
  - Converged large-scale, secure networks
  - Integrated Physical Security Solutions

Strategic Opportunities

Major 2003 Opportunities Being Pursued

	PROGRAM	ESTIMATED VALUE
Intelligence	Restricted Programs	
Defense	KE Boost Phase Interceptor (for Missile Defense)	~ $4.0B
	Targets, Payloads and Countermeasures (for Missile Defense)	~ $1.5B
Civil Federal	IDENT 1 (United Kingdom)	~ $250M







Major Opportunities Across Multiple Markets

Well Positioned to Deliver Growth and Value

- Deep, Legacy Domain Expertise in Priority, High Growth Segments
- Well Positioned in High Growth Addressable Markets
- Excellent Program Performance
- Strong Award Fee Performance and Record Backlog
- Business Model that Produces Excellent Returns and Cash Flow

- Extensive addressable market and diversified contract base
- Solid growth potential in defense/intelligence and civil/federal markets
- Experienced, well-respected team



NORTHROP GRUMMAN DEFINING THE FUTURE

Integrated Systems

February 13, 2003

Integrated Systems Overview

Institutional Investor Conference

Scott Seymour
President
Integrated Systems



Integrated Systems…

- $3.7B – 2003E Sales
- 13,000 Employees
- 4 Major Development Centers
  - 2 Multiple Billion Dollar + Development Programs
- 4 Major Production Locations
  - 2 Major Multi-Year Production Programs
- Double Digit CAGR Across Entire Product Base

Poised to Meet the Future



Leading the Way to 21st Century Warfare


Current Systems
Improved Interoperability
New Capabilities
Innovative CONOPS Integrating BM / C4ISR / Strike
767 MC2A
EA-18
Maritime Surveillance
F-35
Advanced Hawkeye RMP
Fire Scout
UCAV-N
Maritime Patrol and Reconnaissance
Global Strike Task Force
Multifunction Command and Control Constellation
Missile Defense
Homeland Security


NORTHROP GRUMMAN
Integrated Systems
Critical Contributors to the War on Terrorism
Battle Management
Ground Surveillance
Target Reconnaissance
GLOBAL HAWK IMAGERY
SYNTHETIC APERTURE RADAR (SAR)
Strike
Shindand Airfield
Fighters and Transport Aircraft

Building Upon Demonstrated Integration Capabilities





- Systems Architectures
- Large-Scale Integrated Systems
- Industrial / Government Teams
- Program Management
- Systems Engineering
- Modeling & Simulation


NORTHROP GRUMMAN





Enabling Tomorrow's Information Centric Combat Environment

Strategic View

- **Perform** on Current Business – Sustain Operational Excellence
- **Position** the Enterprise to Enhance Competitive Posture
- **Grow** by Anticipating Customer Needs – Provide "Best Value" Solutions

Sharing Knowledge to Deliver Capabilities Enabling Integrated Military Concepts of Operations

NORTHROP GRUMMAN
Integrated Systems

Harnessing the Power of Knowledge
Within the Sector



Bethpage
Washington, D.C.
Palmdale
El Segundo
Rancho Bernardo
Integrated Systems Major Sites
Lake Charles
St. Augustine
Melbourne

Enabled Through Lean Processes, Common Systems, Shared Services, and Knowledge Sharing

NORTHROP GRUMMAN
Integrated Systems

Harnessing the Power of Knowledge
Within the Sector



Cyber Warfare
Integration Network
Bethpage
Washington, D.C.
Palmdale
El Segundo
Rancho Bernardo
Lake Charles
St. Augustine
Melbourne
Integrated Systems Major Sites

Enabled Through Lean Processes, Common Systems, Shared Services, and Knowledge Sharing



Harnessing the Power of Knowledge
Across the Company


Cyber Warfare
Integration Network
Reston (MS)
Bethpage
Baltimore (ES)
Washington, D.C.
Newport News (NNS)
Herndon (IT)
Palmdale
El Segundo
Redondo Beach (ST)
Rancho Bernardo
Pascagoula (SS)
Lake Charles
St. Augustine
Melbourne
Integrated Systems Major Sites
Future Integration with NG Sectors

Enabled Through Lean Processes, Common Systems, Shared Services, and Knowledge Sharing

Harnessing the Power of Knowledge
With Government and Industry Partners


Cyber Warfare
Integration Network
Seattle (Boeing)
Langley AFB
Reston (MS)
Hanscom AFB
New York
(L^3 Com)
Bethpage
NAWC-AD
Patuxent River
Baltimore (ES)
Washington, D.C.
Falls Church
(General Dynamics)
Newport News
(NNS)
Joint Forces
Command
Herndon (IT)
Wright-Patterson AFB
St. Augustine
Melbourne
Nellis AFB
China Lake NAWC
Palmdale
El Segundo
Redondo Beach (ST)
El Segundo
(Raytheon)
Rancho Bernardo
Anaheim (Boeing)
Colorado
Springs
Ft. Worth
(Lockheed Martin)
Lake Charles
Pascagoula (SS)
Integrated Systems Major Sites
Future Integration with NG Sectors
Future Integration with Government
and Industry Partners (Potential)

Enabled Through Lean Processes, Common Systems, Shared Services, and Knowledge Sharing

NORTHROP GRUMMAN
Integrated Systems

Integrated Systems Structure

Capability Development Centers



El Segundo, CA
- Long Range Strike
- Tactical Air
- Airframe Design
- Stealth
- Weapons Integration



Rancho Bernardo, CA
- Unmanned Systems
- Targets



Bethpage, NY
- Airborne Surveillance
- Electronic Warfare
- BMC4I



Melbourne, FL
- Airborne Ground Surveillance
- Integrated Architectures
- BMC4I

Business Areas


Air Combat Systems
Unmanned Systems
Airborne Early Warning & Electronic Warfare Systems
Airborne Ground Surveillance & Battle Management Systems

Capability Production Centers

El Segundo, CA
- F/A-18
- F-5 / T-38
- Composites



Palmdale, CA
- Prototypes
- B-2
- Global Hawk
- F-35
- Targets



St Augustine, FL
- E-2C
- EA-6B



Lake Charles, LA
- Joint-STARS



NORTHROP GRUMMAN
Integrated Systems



Integrated Systems Leadership



Scott Seymour
PRESIDENT

Functional Support



Advanced Capabilities Development
Paul Meyer



Operations
Tom Vice



Program Integration
Mark Tucker

Business Areas



Air Combat Systems
Gary Ervin



Unmanned Systems
Marty Dandridge



AEW & EW Systems
Phil Teel



AGS & BM Systems
Alan Doshier

Shared Services



Materiel
Mary Simmerman



Business Management
Lance Newquist



Human Resources & Administration
Bob McNulty

Operational Excellence Through Collaboration



Proven Leadership in Key Defense Markets

- Leading Market Positions
  - Surveillance Systems and Battle Management Capabilities
  - Airborne Standoff Electronic Jamming Systems
  - Long Range Strike Systems
  - Unmanned Systems
- Teamed on Key Tactical Programs (F/A-18 / F-35)

Sales		
2001	2002	2003
$3.0B	~~3.1B(E)~~ 3.3B	3.7B(E)



2002 Accomplishments

- Program Performance
  - High Customer Satisfaction (CPAR and Award Fee Ratings)
- New Business Awards
  - Global Hawk EMD / LRIP
  - MP-RTIP / 767 Integration
  - Pre-SDD Funds for Advanced Hawkeye / Radar Modernization Program (RMP)
  - Pre-SDD Funds for Follow-On Support Jammer (FOSJ)
  - First Phase Funding for the B-2 Radar Modernization Program

Our Operating Efficiency Creates Enterprise Value

Best Value Solutions

Business Structure | Strategic Objectives | Lean | Results Sharing | Operating Strategy | Financial Goals

Factory of the Future: Manufacturing Technology & Processes

Subcontract Management & Supplier Symposium

Product Throughput Cycle Time

Shared Services Metrics

Cash Management Teams

Information Technology

Six Sigma


Sales per Employee ($K)
400
300
200
100
0
2001
2002
2003E
2004E
2005E


Sales per Square Feet ($)
500
400
300
200
100
0
2001
2002
2003E
2004E
2005E

Optimizing Our People and Physical Resources to Achieve Strong Operating Results

Revenue Forecast 2003-2005


CAGR 11 %
Sales ($B)
0
1
2
3
4
5
Airborne Ground Surveillance & Battle Management
Electronic Warfare
Airborne Early Warning
Unmanned Systems
Systems Integration
Long Range Strike
Tactical Aircraft
2002
2003E
2004E
2005E

Solid Defense Core


Int'l 4%
Other 1%
Air Force 45%
Navy 50%

2001


Int'l 4%
Other 2%
Air Force 43%
Navy 51%

2002


Int'l 4%
Other 2%
Air Force 42%
Navy 52%

2003E

NORTHROP GRUMMAN
Integrated Systems

Sales Mix


Firm
Follow-on
New
$ Billions
5
4
3
2
1
0
2002
2003E
2004E
2005E


Domestic
International
$ Billions
5
4
3
2
1
0
2002
2003E
2004E
2005E


FFP
FPI
Cost/Other
$ Billions
5
4
3
2
1
0
2002
2003E
2004E
2005E


Production
Development
Support
$ Billions
5
4
3
2
1
0
2002
2003E
2004E
2005E

Air Combat Systems


3.0
2.0
1.0
0.0
$B
Firm / Follow-On
New
CAGR 10%
Unmanned Systems
Systems Integration
Long Range Strike
Tactical Aircraft
2002
2003E
2004E
2005E



Air Combat Systems
Tactical Aircraft


3.0
2.0
1.0
0.0
$B
Firm / Follow-On
New
Unmanned Systems
Systems Integration
Long Range Strike
Tactical Aircraft
CAGR 9%
2002
2003E
2004E
2005E





Key Programs
- F/A-18E/F
- F-35 SDD
- F-5/T-38

Future Thrusts
- F-35 Full Production
- F/A-18E/F MY2
- Unmanned Combat Air Vehicles

Air Combat Systems
Long Range Strike


3.0
2.0
1.0
0.0
$B
Firm / Follow-On
New
Unmanned Systems
Systems Integration
Long Range Strike
Tactical Aircraft
CAGR Level
2002
2003E
2004E
2005E



Key Programs
- B-2 Sustainment
- B-2 Upgrades

Future Thrusts
- Preparedness for Next Generation Strike Capability
  - Manned or Unmanned



Air Combat Systems
Systems Integration


3.0
2.0
1.0
0.0
$B
Firm / Follow-On
New
Unmanned Systems
Systems Integration
Long Range Strike
Tactical Aircraft
CAGR 49%
2002
2003E
2004E
2005E



Key Programs
- MP-RTIP

Future Thrusts
- Integrating Architectures
  - MC2C
  - *FORCE*net

Air Combat Systems
Unmanned Systems


3.0
2.0
1.0
0.0
$B
Firm / Follow-On
New
Unmanned Systems
Systems Integration
Long Range Strike
Tactical Aircraft
CAGR 17%
2002
2003E
2004E
2005E



Key Programs
- Global Hawk
- Fire Scout
- Targets

Future Thrusts
- Broad Area Maritime Surveillance (BAMS)
- New Missions / Customers
- Unmanned Combat Air Vehicles (UCAV)
- Miniature Air Launch Decoy (MALD)
- International Opportunities

Airborne Early Warning & Electronic Warfare


Firm / Follow-On
New
CAGR 16%
$B
1.6
1.2
0.8
0.4
0.0
2002
2003E
2004E
2005E
Electronic Warfare Systems
Airborne Early Warning



Airborne Early Warning & Electronic Warfare

Airborne Early Warning


1.6
1.2
0.8
0.4
0.0
$B
Firm / Follow-On
New
Electronic Warfare Systems
Airborne Early Warning
2002
2003E
2004E
2005E
CAGR 13%





Key Programs

- E-2 Hawkeye
- Advanced Hawkeye / RMP Development
- Aircraft Product Support & Services

Future Thrusts

- Advanced Hawkeye / RMP Production
- Transition Into UAV Platforms
  - Broad Area Maritime Surveillance
  - Potential Global Hawk AEW Adjunct

Airborne Early Warning & Electronic Warfare
Electronic Warfare Systems


1.6
1.2
0.8
0.4
0.0
$B
Firm / Follow-On
New
Electronic Warfare Systems
Airborne Early Warning
CAGR 25%
2002
2003E
2004E
2005E



Key Programs
- EA-6B ICAP III
- EA-6B
- Aircraft Product Support & Services

Future Thrusts
- EA-18 (FOSJ)
- Distributed Jamming Concepts (UCAV/MALD)

Airborne Ground Surveillance & Battle Management


$B
1.0
0.8
0.6
$B
0.4
0.2
0.0
Firm / Follow-On
New
CAGR 9%
Airborne Ground Surveillance & Battle Management
2002
2003E
2004E
2005E



Key Programs

- Joint STARS
  - Production
  - Total Systems Support Responsibility (TSSR)
  - Upgrades

Future Thrusts

- 767 MC2A
- BMC2
- NATO AGS
- Space Based Radar (SBR)
- AT-AOC

Inter-Sector Collaboration…


Cyber Warfare
Integration Network
NORTHROP GRUMMAN

…Enabling "System of Systems" Solutions for the New Northrop Grumman

New Capabilities Drive Growth


Sales and Margin %
Sales $B
0
1
2
3
4
5
Margin Rate % of Sales
0
2
4
6
8
10
12
'02
'03E
'04E
'05E
Margin Rate Range


Sales Mix
% of Sales
0%
20%
40%
60%
80%
100%
R&D
Production
'01
'02
'03E
'04E
'05E

Balanced Risk and Return While Growing



Pipeline Remains Healthy

In Production / Service

- F/A-18E/F
- E-2C Hawkeye 2000
- Joint STARS
- B-2
- Global Hawk
- EA-6B
- Fire Scout
- BQM-74
- BQM-34
- F-14
- C-2
- F-5 / T38



In Development

- F-35
- MP-RTIP
- MP-RTIP/767
- Global Hawk Spiral Development
- Fire Scout
- Advanced Hawkeye / RMP
- EA-6B ICAP III
- B-2 Radar Upgrade
- ALMDS
- COBRA
- RAMICS
- BQM-74F



Key New Opportunities

- EA-18 (FOSJ)
- MC2A-BMC2
- UCAV
- Global Hawk Derivatives (BAMS)
- Global Hawk International
- Watchkeeper
- MALD
- NATO AGS
- Fire Scout International
- SBR
- DJC2
- AT-AOC
- MC2C



2003 Objectives

- Continue to Perform:
  - Meet all Contract Commitments
  - Deliver Excellent Financial Results
- Continue High Level of Customer Satisfaction and Award Fees
- Capture New Business
  - Advanced Hawkeye / RMP SDD
  - EA-18 Follow-On Support Jammer (FOSJ) SDD
  - MC2A Weapon Systems Integration (WSI) Pre-SDD
  - Global Hawk Broad Area Maritime Surveillance
  - Secure Fire Scout Production
  - Win UCAV Contract
  - Win U.K. Watchkeeper Down-Select

A Solid Track Record…

- A Firm Business Base
- Strong Product Portfolio
- Focused on Performance
- Sound Business Objectives
- Capabilities Well Aligned to DoD Needs
- Realizing Growth Potential

…and an Exciting Future



NORTHROP GRUMMAN DEFINING THE FUTURE

Space Technology





February 13, 2003

Space Technology Overview

Institutional Investor Conference

Wes Bush
President
Space Technology

NORTHROP GRUMMAN
Space Technology



Space Technology…
Satellite, Laser, and Electronic Systems

- ~$2.5B - 2003E sales
- 8,500 employees
  - Over 4,000 scientists & engineers
- Headquartered in Redondo Beach, CA
  - 13 locations across the U.S.
- Broad advanced technology portfolio
  - 2,850 issued and pending patents

Well Positioned for Strong and Profitable Growth



Space Technology Value Perspective

Demonstrating Growth

- New contracts for $6.4B in 2002
- >20% sales growth in 2003 to $2.5B

Market Leadership

- Advanced technology space systems
- Laser weapons
- CNI avionics

Outstanding Performance

- 93% award fee score in 2002
- 2003 margin projected at 6.5% to 7%
- Six Sigma driving continued operational improvement

Strategic Focus

- Broad technology capability
- Expansive talent base
- Systems integration and technology leader
- Trusted provider

Recent Acquisitions in Every Market Area

AEHF
$1.3B
Contract
Value





STSS
$870M
Contract
Value

JWST
$825M
Contract
Value





NPOESS
$2.9B Contract
Value


Missile
Defense
$330M
Satcom
$470M
Avionics
$387M
Technology &
Other $120M
Civil Space
$466M
ISR
$727M

F-35
$870M
Contract
Value



2002 USG
Technology
Contract Awards
$100M

Substantial
Restricted
Acquisitions

2003E Sales $2.5B

NORTHROP GRUMMAN
Space Technology

Sales Mix



Firm
Follow-On
New
$Billions
$4.0
$3.0
$2.0
$1.0
$0.0
2002
2003E
2004E
2005E



U.S. Gov't.
Other
$Billions
$4.0
$3.0
$2.0
$1.0
$0.0
2002
2003E
2004E
2005E



FFP
FPI
Cost Plus/Other
$Billions
$4.0
$3.0
$2.0
$1.0
$0.0
2002
2003E
2004E
2005E



Production
Development
Support
$Billions
$4.0
$3.0
$2.0
$1.0
$0.0
2002
2003E
2004E
2005E



Civil Space


$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$Billions
CAGR: 45-50%
2002
2003E
2004E
2005E

Market Position

- Leader in high-energy astronomic observatories
- Leader in advanced earth sensing missions
- Outstanding program performance history

Opportunities

- Geostationary Operational Environmental Satellite-R (GOES-R)
- Space Science

Major Programs

James Webb Space Telescope (JWST)





Earth Observing System

Crab Nebula (Chandra)





Nobel Laureate Riccardo Giacconi



National Polar-orbiting Operational Environmental Satellite System (NPOESS)

Missile Defense


CAGR: 35-40%
$Billions
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2002
2003E
2004E
2005E

Market Position

- Complex system prime contractor
- World leader in high-power lasers for defense
- Mission expertise

Opportunities

- ABL Block 08
- STSS Cycle 2
- Tactical Lasers, e.g., Mobile Tactical High Energy Laser (MTHEL)

Major Programs



Space Tracking & Surveillance System (STSS)



Airborne Laser (ABL)

Opportunity



Tactical Lasers

Satellite Communications


CAGR: 8-10%
$Billions
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2002
2003E
2004E
2005E

Market Position

- Outstanding track record of program performance
- Leader in complex satcom systems
- Performance/price leader in broadband payloads

Opportunities

- TCS
- AEHF Follow-Ons

Major Programs

Advanced Extremely High Frequency (AEHF) Payload





Milstar Payload

Opportunity



Transformational Communications System (TCS)

Intelligence, Surveillance & Reconnaissance


CAGR: 2-5%
$Billions
$2.0
$1.5
$1.0
$0.5
$0.0
2002
2003E
2004E
2005E

Market Position

- Decades of consistent, excellent on-orbit performance
- Leading developer of advanced recon systems
- Decades of space/ground operational expertise

Opportunities

- Restricted
- SBR

Major Programs



Multiple Restricted Programs



Defense Support Program (DSP)

Opportunity

Space Based Radar (SBR)



Avionics/Military Radios


CAGR: 15-20%
$Billions
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2002
2003E
2004E
2005E

Market Position

- Leading provider of integrated communication, navigation, identification avionics

Opportunities

- JTRS
- Aircraft upgrades

Major Programs

F-35 Joint Strike Fighter (JSF)





RAH-66 Comanche



F/A-22 Raptor

Opportunities



Joint Tactical Radio System (JTRS)



Broad Customer Portfolio


2002 Sales
Army 4%
Joint Svcs 2%
NPOESS IPO 4%
Other 2%
Comm'l 5%
NASA 5%
MDA 13%
Restricted 38%
Air Force 27%


2005E Sales
Joint Svcs 6%
Army 4%
Other 1%
NPOESS IPO 14%
Restricted 31%
Comm'l 2%
NASA 6%
MDA 16%
Air Force 20%

Sales Projections
($Billion)


$4.0
$3.0
$2.0
$1.0
$0.0
2002
2003E
2004E
2005E
Synergy Range
Other
Avionics/ Military Radios
ISR
Satcom
Missile Defense
Civil Space



Technology Aligned with Future Defense Needs

Advanced Technologies


High Energy
Lasers

Advanced Sensor Payloads





Space Vehicle Technologies


Electronic Payloads

Systems Engineering & Integration

Defense Transformation

- Leverage to the intelligence community and the warfighter
- Need for solutions that are complex and technologically-driven
- Demand for improved execution

Technology Bank

Original Strategy

- Develop technology base
- Patent aggressively
- Use for government business

- Grow commercial sales
  - License where sales growth not feasible
- Profit investments to drive commercial growth
  - $30M in 2002

Current Strategy

- Develop technology base
- Patent aggressively
- Use for government business

- Capture commercial value externally
  - Favor licensing
- Investment focused on government applications
  - Minimal impact in 2003

Six Sigma Management Framework Drives Operational Improvements

Accomplishments	Measurable Results	Looking Forward
▪ 2001 – Business transformation ▪ Six Sigma selected ▪ Uniquely tailored ▪ Demonstrated improvements	▪ High program capture rate ▪ Cost savings ▪ 1,300 employees trained ▪ Active customer involvement	▪ Accelerate transformation ▪ Focus on: – Program execution – Operating efficiencies ▪ Broader customer engagement

Legacy Programs Position Us for Future Opportunities

	Past	Present	Future
Satcom	Milstar	AEHF	**TCS**
Civil Space	Gamma Ray Observatory Chandra	EOS NPOESS JWST	**GOES-R Space Science**
Missile Defense	DSP Chemical Laser Weapons	STSS Cycle 1 THEL ABL	**STSS Future Cycles Solid State Laser Weapons ABL Follow-On**
ISR	Addressed Cold War Target Set	Addressing Evolving Threat	**Increasing Threat Capability Drives Need for Advanced Technology Solutions**
Avionics/ Military Radios	Integrated Communi-cation, Navigation, Identification Avionics	F-35 JSF F/A-22 Comanche	**JTRS Future Clusters Aircraft Upgrades**

NORTHROP GRUMMAN
Space Technology



Leadership



President
Wes Bush



Executive Vice President
Joanne Maguire

Enabling Processes



e-Enterprise
Marty Melnick



Finance & Business
Molly Ficarra



Human Resources
Jim Garman



Law
Bill Gallas



Business Development
Joanne Maguire (Acting)



Programs
Ed Novacki



Engineering
Dave DiCarlo



Production & Supply Chain
Mike McVey



Radio Systems
Dave Vandervoet



NPOESS
Fred Ricker

Enabling Processes



Quality
Dick Croxall



Six Sigma
Lisa Kohl



Strategic Development
Jim Myers

Focused on Performance

Major Wins Drive Profitable Growth


2002-2005 Sales CAGR: 15-19%
Sales $B
Margin Rate % of Sales*
0
1
2
3
4
5
0
2
4
6
8
10
2001
2002
2003E
2004E
2005E
Synergy
Synergy
Margin rate range

*Subject to purchase accounting & conformance adjustments

On Schedule to Achieve Full Integration

- Successful "Day One" event—over 7000 attendees
- Sector standup complete by April
- Cross-sector synergy activities underway



Employees are Excited About the Future As Part of Northrop Grumman

NORTHROP GRUMMAN
Space Technology

Opportunities for Cross-Sector Synergies

NGST Market Areas	Electronic Systems	Information Technology	Integrated Systems	Mission Systems	Newport News	Ship Systems
Intelligence, Surveillance, Reconnaissance	✔	✔	✔	✔	✔	✔
Satellite Communications	✔	✔	✔	✔	✔	✔
Missile Defense	✔	✔	✔	✔	✔	✔
Civil Space	✔		✔	✔		
Avionics/Military Radios	✔		✔			

Merger Provides an Untapped Potential to Grow the Business

2003 Objectives

- Program performance across entire portfolio
- Financial performance
- Growth through new opportunities and synergy
- Continued transformation of the business through Six Sigma
- Full integration as a key part of Northrop Grumman



Summary

- Focused on defense markets with substantial growth opportunities
- Substantial contract acquisition backlog
- Technology leadership drives continued growth
- Demonstrated outstanding track record of financial performance
- Program execution excellence is our first priority

Strong Contributor to Northrop Grumman Value Growth



NORTHROP GRUMMAN

DEFINING THE FUTURE

February 13, 2003

Financial Overview

Institutional Investor Conference

Dick Waugh
Chief Financial Officer

Double-Digit Growth


Double-digit CAGR
2005E:
~65% Firm
& Follow-on
Revenue $ Billions
35
30
25
20
15
10
5
0
2001A
2002A
2003E
2004E
2005E
ES
IT
IS
Ships
Mission Systems
Space Technology
Revenue Synergy

Northrop Grumman Will Grow Significant Value

- Revenue Growth
  - Portfolio of stable production programs
  - Strong win rate in 2001 and 2002
  - Support for increasing defense-related budgets
  - Significant new opportunities
- Stable to increasing margin rate
- Strong cash from operations
- Tight focus on asset management
- Improving balance sheet
- Options available to enhance shareholder value

FAS Pension Accounting Does Not Drive Value

- Funding driven by ERISA not FAS
  - Different actuarial methods
  - Much smoother results
  - Less short-term market sensitivity
  - Better visibility of future funding
- Cash contributions are allowable costs in Government contracting
- Recoverability method
  - Cost reimbursable: all costs recoverable
  - Fixed price: priced to recover contributions

2003 Cash Contributions Included in Contract Pricing

Pension Elements – 2002 versus 2003

- 2003 FAS 87 will be finalized in Q1 2003
- $90 million FAS 87 income for 2002 vs. preliminary estimate of $600 million expense for 2003:
  - $424 million: (9%) plan return versus 9.5% expected rate of return
  - $58 million: Expected rate of return lowered to 9% from 9.5%
  - $59 million: Discount rate lowered from 7% to 6.5%
  - $145 million: TRW
- CAS add back estimate of $260 million
  - $145 million: TRW

Discontinued Operations

- TRW Automotive
  - ✓ HSR approval
  - ✓ EU approval
  - Expected close – Q1 2003
    - ~$3.9B cash
    - ~20% equity position
    - $600M PIK note @ 8% - 10%
- Component Technologies
  - ✓ VEAM sold to ITT
  - Multiple transactions
  - Expected completion through Q3 2003

Proceeds Used Primarily for Debt Reduction

NORTHROP GRUMMAN
DEFINING THE FUTURE



Strong Financial Performance

- Strong cash generation continues – near-term purchase accounting
- Stable margin rate on growing revenues – potential for rate expansion

Cash From Operations – $Billions


2.4
2.0
1.6
1.2
0.8
0.4
0.0
2001
2002
2003E*
2004E
2005E
Transaction costs from Litton
AMCV cash impact
Purchase accounting (TRW Prelim)

*Before B-2 Tax Payment, debt premium & Auto cash from ops

Segment Operating Margin Rate


10%
8%
6%
4%
2%
0%
2001
2002
2003E
2004E
2005E

Adjusted to reflect FAS 142

2003 Estimated Cash From Operations
($millions)

	Guidance Low	Guidance High
Sales	25,000	26,000
Segment Margin Rate	~ 7.5%	~ 7.5%
Segment Operating Margin	1,875	1,950
Add:		
Depreciation	520	520
Amortization	264	264
Subtotal	2,659	2,734
Less:		
Taxes Payable (excl B2 Payment)	(525)	(550)
Unallocated Expenses	(100)	(100)
Net Interest Payable	(370)	(370)
Subtotal	1,664	1,714
Increase in Working Capital	(600 - 400)	
Cash from Operations (before B2 Tax Pmt)	1,100 - $1,300	

Demonstrated Ability to Manage Debt


Debt/Total Capital
80%
70%
60%
50%
40%
30%
20%
10%
0%
Grumman Vought
Westinghouse
Logicon
INRI
Ryan / DPC / Cal Microwave
Comptek Sterling Fed Data Navia
Aerostructures Sale
LIT Aerojet NNS
Jun-94
Dec-94
Jun-95
Dec-95
Jun-96
Dec-96
Jun-97
Dec-97
Jun-98
Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02

NORTHROP GRUMMAN
DEFINING THE FUTURE

Working Capital % Sales

Ongoing Cash Management Emphasis


30%
25%
20%
15%
10%
5%
0%
1995
1996
1997
1998
1999
2000
2001
2002
2003E
2004E
2005E
Purchase Accounting (TRW prelim.)

Company-Wide Focus on Cash Management

- **Focus on operating margin**
  - Basis of operating cash generation
- **Focus on working capital**
  - Contract terms
    - Performance-based payments
    - Progress payments
    - Advance payments
  - Operational efficiencies, e.g., Lean
- **Leadership, incentives and training**
  - Cash focus from senior management
  - Cash goals in incentive compensation
  - Company-wide training links cash flow to Shareholder Value

Strong Balance Sheet


Net Debt/Total Capital
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Target Range
TRW Acquisition Increased NOC Financial Flexibility
2002
2003E
2004E
2005E
Pro forma for sale of auto (expected in Q1 2003)
Includes B2 tax payment and TRW transaction costs

NORTHROP GRUMMAN
DEFINING THE FUTURE

Potential Uses of Cash

- M&A – portfolio shaping
- Debt reduction
- Stock repurchase
- Dividends

NORTHROP GRUMMAN
DEFINING THE FUTURE

NOC = Value for Shareholders

Top Line Revenue Growth

- ~$25B to $26B in 2003
- ~$28B to $29B in 2004
- ~$30B to $32B in 2005

Segment Operating Margin

- 2003 mid 7% range
- 2004 mid 7% range
- 2005 rate expansion

EPS

- 2003 between $4.00 and $4.50
- 2004 revenue growth, steady margins and reduced net debt
- 2005 revenue growth, margin expansion and reduced net debt

Cash from Operations

- 2003 $1.1B to $1.3B before B-2 tax payment
- $1.5B+ in 2004
- Approximately $2B in 2005 and growing thereafter

Capital Structure Allows Value Enhancing Actions

Northrop Grumman = New Powerhouse

- Sustainable growth in defense spending
- Best positioned portfolio
- Purest defense play
- Strong relationships with all DoD & Intelligence customers
- Strengthened system-of-systems integration capabilities
- Strong acquisition integration track record
- Solid financial performance & balance sheet
- Excellent, highly visible, double-digit growth prospects



Focused on Growth in Shareholder Value

NORTHROP GRUMMAN

DEFINING THE FUTURE

Safe Harbor Statement

Certain statements and assumptions in these materials contain or are based on "forward-looking" information and involve risks and uncertainties. Such "forward-looking" information includes, among other things, the impact of the TRW Inc. acquisition on revenues and earnings. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Northrop Grumman's control. These include Northrop Grumman's ability to successfully integrate its acquisitions including TRW, to realize the preliminary estimates for accounting conformance and purchase accounting valuations for TRW which will be finalized in the 2003 fourth quarter and which may materially vary from these estimates, to close its announced sale of the TRW automotive business, assumptions with respect to future revenues, expected program performance and cash flows, returns on pension plan assets, the outcome of contingencies including litigation, environmental remediation, divestitures of businesses, successful reduction of debt, successful negotiation of contracts with labor unions, timing and amounts of tax payments, and anticipated costs of capital investments. Northrop Grumman's operations are subject to various additional risks and uncertainties resulting from its position as a supplier, either directly or as subcontractor or team member, to the U.S. Government and its agencies as well as to foreign governments and agencies; actual outcomes are dependent upon factors, including, without limitation, Northrop Grumman's successful performance of internal plans; government customers' budgetary constraints; customer changes in short-range and long-range plans; domestic and international competition in both the defense and commercial areas; product performance; continued development and acceptance of new products; performance issues with key suppliers and subcontractors; government import and export policies; acquisition or termination of government contracts; the outcome of political and legal processes; legal, financial, and governmental risks related to international transactions and global needs for military aircraft, military and civilian electronic systems and support, information technology, naval vessels, space systems and related technologies, as well as other economic, political and technological risks and uncertainties and other risk factors set out in Northrop Grumman's filings from time to time with the Securities and Exchange Commission, including, without limitation, Northrop Grumman reports on Form 10-K and Form 10-Q and the company's recently filed amendments to Form S-4.